SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

TERM SHEET

December 17, 2004

$[1,108,027,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

CLASSES A1, A2, A3, A4, A5, A6, M1, M2, M3, M4,

M5, M6, M7, and M8

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Originators

Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Structure Summary

Asset Backed Securities Corp Home Equity Loan Trust 2005-HE1

Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
A1 (3)	[405,200,000]	Senior / FLT	AAA/AAA/Aaa	2.21	1	75
A2 (3)	[101,300,000]	Senior / FLT	AAA/AAA/Aaa	2.21	1	75
A3 (3)	[186,550,000]	Senior / FLT	AAA/AAA/Aaa	2.30	1	75
A4 (3)	[100,500,000]	Senior / FLT	AAA/AAA/Aaa	1.00	1	20
A5 (3)	[109,200,000]	Senior / FLT	AAA/AAA/Aaa	3.00	20	75
A6 (3)	[13,750,000]	Senior / FLT	AAA/AAA/Aaa	6.31	75	75
M1 (3)	[47,000,000]	Mezzanine / FLT	AA+/AA+/Aa1	4.73	45	75
M2 (3)	[37,013,000]	Mezzanine / FLT	AA/AA/Aa2	4.60	43	75
M3 (3)	[22,913,000]	Mezzanine / FLT	AA-/AA-/Aa3	4.54	42	75
M4 (3)	[19,975,000]	Mezzanine / FLT	A+/A+/A1	4.50	41	75
M5 (3)	[18,800,000]	Mezzanine / FLT	A/A/A2	4.47	40	75
M6 (3)	[17,625,000]	Mezzanine / FLT	A-/A-/A3	4.45	39	75
M7 (3)	[14,688,000]	Mezzanine / FLT	BBB+/BBB+/Baa1	4.43	39	75
M8 (3)	[13,513,000]	Mezzanine / FLT	BBB/BBB/Baa2	4.41	38	75
Total	[1,108,027,000]

Non-Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
M9 (3)	[10,575,000]	Mezzanine / FLT	[BBB-/BBB-/Baa3]	[4.40]	[38]	[75]
M10 (3)	[10,575,000]	Mezzanine / FLT	[BBB-/BBB-/NR]	[4.40]	[38]	[75]
M11 (3)	[11,751,000]	Mezzanine / FLT	[BB+/BB+/NR]	[4.39]	[37]	[75]

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% optional clean-up call at the Pricing Speed, in months.

(3)

The Certificates will accrue interest at a rate based on LIBOR plus a margin, subject to the related Available Funds Cap.  The margin on the Class A Certificates will double, the margin on the Class M Certificates will increase 1.5x after the first Distribution Date on which the optional clean-up call is exercisable.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Summary of Terms

Cut-off Date:	February 1, 2005
Expected Pricing:	On or about December [20], 2004
Mortgage Originators:	New Century Mortgage Corporation and WMC Mortgage Corp.
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	On or about February 4, 2005 (the “Closing Date")
Legal Final Maturity:	[March 25, 2035]
Servicer:	Saxon Mortgage Services
Trustee:	[TBD]
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Manager:	[TBD]
Record Date:

With respect to any Distribution Date, for the Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11 Certificates, will be the business day immediately preceding the Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on March 25, 2005.
Interest Accrual:

Interest on the Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11 Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

ERISA:	All of the Offered Certificates are expected to be ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	No Class of Offered Certificates is expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Servicing Fee:	The servicing fee of 0.50% per annum will be paid before current interest on all Certificates.
Trustee Fee:	The trustee fee is expected to be zero. All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.
Optional Redemption:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans serviced by it.
Certificate Rating: [Table for ratings]	[It is a condition to the issuance of the Offered Certificates that they receive the following ratings:]

Class / Rating Agency	S&P	Moody’s	Fitch
A1	AAA	Aaa	AAA
A2	AAA	Aaa	AAA
A3	AAA	Aaa	AAA
A4	AAA	Aaa	AAA
A5	AAA	Aaa	AAA
A6	AAA	Aaa	AAA
M1	AA+	Aa1	AA+
M2	AA	Aa2	AA
M3	AA-	Aa3	AA-
M4	A+	A1	A+
M5	A	A2	A
M6	A-	A3	A-
M7	BBB+	Baa1	BBB+
M8	BBB	Baa2	BBB

Registration:	Book-entry form through DTC and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or will be in violation of any comparable local, state or federal law.   It is expected that all mortgage loans will have been originated in accordance with applicable local, state or federal law, and will not be considered “High Cost”, as defined in the applicable predatory and abusive lending laws.  CSFB conducts a sample review during due diligence to ensure adherence to these guidelines and the Seller and Originators will make representations and warranties to the Trust.

Pricing Speed:

Fixed Rate:

115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter.)

ARM:

100% PPC: (100% PPC: 4% - 28% CPR over 12 months, remaining at 28% CPR until month 24, remaining at 55% CPR from month 25 to 28, remaining at 35% CPR thereafter.)

Certificates:

Group I Certificates:

Class A1 and Class A2 Certificates

Group II Certificates:

Class A3, Class A4, Class A5, and Class A6 Certificates

Class A Certificates:

Class A1, Class A2, Class A3, Class A4, Class A5 and Class A6 Certificates

Class M Certificates:

Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11 Certificates

Offered Certificates:

Class A Certificates and Class M Certificates, other than the Class M9, Class M10 and Class M11 Certificates

Interest Distributions:

Interest collections (net of the Servicing Fee and Cap Fees ) will generally be allocated in the following priority:

1.

Pari-Passu to the Class A1, Class A2, Class A3, Class A4, Class A5 and Class A6 Certificates current interest plus unpaid interest shortfalls, if any.

2.

To the Class M1 Certificates current interest.

3.

To the Class M2 Certificates current interest.

4.

To the Class M3 Certificates current interest.

5.

To the Class M4 Certificates current interest.

6.

To the Class M5 Certificates current interest.

7.

To the Class M6 Certificates current interest.

8.

To the Class M7 Certificates current interest.

9.

To the Class M8 Certificates current interest.

10.

To the Class M9 Certificates current interest.

11.

To the Class M10 Certificates current interest.

12.

To the Class M11 Certificates current interest.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

 Pay the Class A Certificates to zero. The Class A1 Certificates and the Class A2 Certificates will be paid the Group I Percentage of the total principal remittance amount, pro rata, until their balance has been reduced to zero; provided however, that on any Distribution Date on or after which the Subordinate Certificates have been reduced to zero and the Excess Interest and Overcollateralization Amounts for such Distribution Date are insufficient to cover Realized Losses on the Group I Mortgage Loans, sequentially to the Class A1 Certificates and Class A2 Certificates, in that order, until their balance has been reduced to zero.  The Class A3 Certificates will be paid its pro rata portion of the Group II Percentage of the total principal remittance amount until such class principal balance has been reduced to zero.  The Class A4 Certificates will be paid the pro rata portion of the Group II Percentage of the total principal remittance amount allocable to the Class A4 Certificates, Class A5 Certificates and Class A6 Certificates until its class principal balance has been reduced to zero, then the Class A5 Certificates will be paid the pro rata portion of the Group II Percentage of the total principal remittance amount allocable to the Class A5 Certificates and Class A6 Certificates until its class principal balance has been reduced to zero and then the Class A6 Certificates will be paid its pro rata portion of the Group II Percentage until its class principal balance has been reduced to zero.  After the class principal balance of either group of Class A Certificates has been reduced to zero, any remaining amounts will be distributed to the other group, if outstanding.

2.

Pay the principal remittance amount to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class A Certificates to their target enhancement level (the “Class A Principal Distribution Amount”).  The Class A1 Certificates and the Class A2 Certificates will be paid to the Group I Percentage of the Class A Principal Distribution Amount, pro rata; provided however, that on any Distribution Date on or after which the Subordinate Certificates have been reduced to zero and the Excess Interest and Overcollateralization Amounts for such Distribution Date are insufficient to cover Realized Losses on the Group I Mortgage Loans sequentially to the Class A1 Certificates and Class A2 Certificates, in that order, until their balance has been reduced to zero.   The Class A3 Certificates will be paid its pro rata portion of the Group II Percentage of the Class A Principal Distribution Amount until such class principal balance has been reduced to zero.  The Class A4 Certificates will be paid the pro rata portion of the Group II Percentage of the Class A Principal Distribution Amount allocable to the Class A4 Certificates, Class A5 Certificates and Class A6 Certificates until its class principal balance has been reduced to zero, then the Class A5 Certificates will be paid the pro rata portion of the Group II Percentage of the Class A Principal Distribution Amount allocable to the Class A5 Certificates and Class A6 Certificates until its class principal balance has been reduced to zero and the Class A6 Certificates will be paid its pro rata portion of the Group II Percentage of the Class A Principal Distribution Amount until its class principal balance has been reduced to zero.

2.

Pay the Class M1 Certificates to their targeted enhancement level.

3.

Pay the Class M2 Certificates to their targeted enhancement level.

4.

Pay the Class M3 Certificates to their targeted enhancement level.

5.

Pay the Class M4 Certificates to their targeted enhancement level.

6.

Pay the Class M5 Certificates to their targeted enhancement level.

7.

Pay the Class M6 Certificates to their targeted enhancement level.

8.

Pay the Class M7 Certificates to their targeted enhancement level.

9.

Pay the Class M8 Certificates to their targeted enhancement level.

10.

Pay the Class M9 Certificates to their targeted enhancement level.

11.

Pay the Class M10 Certificates to their targeted enhancement level.

12.

Pay the Class M11 Certificates to their targeted enhancement level.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Class A2 Certificates:

The Class A2 Certificates will receive principal payments pro rata with Class A1 Certificates but will act as a first loss certificate.  In the event that losses reach the Class A Certificates, the losses allocated to the Group I Certificates will be absorbed first by the Class A2 Certificates and then the Class A1 Certificates.

Group I Percentage:	The principal remittance amount for the Group I Collateral divided by the principal remittance amount for the total collateral.
Group II Percentage:	The principal remittance amount for the Group II Collateral divided by the principal remittance amount for the total collateral.
Overcollateralization Provisions:

Any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates in an amount equal to the principal portion of any realized losses on the mortgage loans.

2.

To the Certificates to build the Overcollateralization Amount to the target level.

3.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates, Class M8 Certificates, Class M9 Certificates, Class M10 Certificates and Class M11 Certificates, in that order.

4.

Reimbursement for prepayment interest shortfalls, first pari-passu to the Class A1, Class A2, Class A3, Class A4, Class A5 and Class A6 Certificates, then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates, Class M8 Certificates, Class M9 Certificates, Class M10 Certificates and Class M11 Certificates, in that order.

5.

Carry Forward Amount first pari-passu to the Class A1, Class A2, Class A3, Class A4, Class A5 and Class A6 Certificates, and then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates, Class M8 Certificates, Class M9 Certificates, Class M10 Certificates and the Class M11 Certificates, in that order.

Group I Net WAC Rate	The Group I weighted average mortgage rate less the sum of the Servicing Fee rate.
Group II Net WAC Rate	The Group II weighted average mortgage rate less the sum of the Servicing Fee rate.

Available Funds Cap:

The Class A Certificates will generally be subject to their related Available Funds Cap equal to their related group Net WAC Rate less (expressed as a percentage of their groups respective outstanding collateral balance) the related Cap Fee rate.

The Class M Certificates will generally be subject to their related Available Funds Cap equal to (a) the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates), of the Available Funds Cap for each of Group I and Group II less the related Cap Fee rate (expressed as a percentage of the aggregate principal balance of the Mortgage Loans less the current principal balance of the Class A Certificates).

Available Funds Cap Carry Forward:

If interest collections on a Distribution Date are insufficient to make required interest payments to a class of Certificates due to the related Available Funds Cap, amounts unpaid to such class of Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

Overcollateralization:

Overcollateralization will be fully-funded at [2.90%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [5.80%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in [March 2008] and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [40.00%].

Credit Enhancement:

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Coupon Step-Ups:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A Certificates will double and the margin on the Class M Certificates will increase by 1.5x.

Cap Contract:

The Trust will include Cap Contracts for the benefit of the Group I Certificates, Group II Certificates and Class M Certificates.  The notional balance, strike and ceiling rate of each Cap Contract for any Distribution Date will be based on the applicable amount specified in the charts on Pages 11 through 13.  In exchange for a monthly fee (“Cap Fee”), the counterparty will be obligated to make monthly payments to the Trust when one-month LIBOR is equal to, or exceeds the strike rate beginning with the Distribution Date in April 2005.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate.  The Group I Certificates Cap Contract, the Group II Certificates Cap Contract and the Class M Certificates Cap Contract will terminate after the Distribution Date in June 2008.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [38%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

Distribution Date	Percentage
March 2008 – February 2009	[3.00%] for the first month, plus an additional 1/12th of [1.75%] for each month thereafter.
March 2009 – February 2010	[4.75%] for the first month, plus an additional 1/12th of [1.50%] for each month thereafter.
March 2010 – February 2011	[6.25%] for the first month, plus an additional 1/12th of [0.75%] for each month thereafter.
March 2011 and thereafter	[7.00%]

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group I Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	10.00	22	261,166,850	6.53	10.00
2	501,333,166	6.33	10.00	23	250,244,554	7.76	10.00
3	494,967,501	6.42	10.00	24	227,248,493	7.76	10.00
4	487,408,468	6.35	10.00	25	205,687,229	8.29	10.00
5	478,669,804	6.44	10.00	26	185,468,997	7.76	10.00
6	468,772,016	6.37	10.00	27	166,513,807	7.81	10.00
7	457,742,302	6.39	10.00	28	156,127,616	7.66	10.00
8	445,614,713	6.48	10.00	29	146,096,334	8.72	10.00
9	432,430,053	6.41	10.00	30	136,413,723	8.51	10.00
10	418,235,772	6.50	10.00	31	127,061,470	8.53	10.00
11	403,093,842	6.42	10.00	32	118,028,156	8.74	10.00
12	388,359,622	6.43	10.00	33	109,302,758	8.53	10.00
13	374,022,106	6.73	10.00	34	100,874,638	8.74	10.00
14	360,070,626	6.43	10.00	35	92,733,529	9.41	10.00
15	346,494,796	6.51	10.00	36	84,870,915	9.41	10.00
16	333,284,513	6.43	10.00	37	77,275,739	9.96	10.00
17	320,429,944	6.51	10.00	38	77,275,739	9.33	10.00
18	307,921,536	6.44	10.00	39	77,275,739	9.61	10.00
19	295,749,962	6.44	10.00	40	77,275,739	9.31	10.00
20	283,906,162	6.52	10.00	41	0	0	10.00
21	272,381,317	6.44	10.00	42	0	0	10.00

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group II Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	9.50	22	215,200,686	6.86	9.50
2	405,925,913	6.60	9.50	23	206,421,971	7.96	9.50
3	400,900,066	6.74	9.50	24	188,825,958	7.97	9.50
4	394,926,518	6.63	9.50	25	172,289,858	8.63	9.50
5	388,015,799	6.76	9.50	26	156,765,124	7.99	9.50
6	380,183,686	6.65	9.50	27	142,204,666	8.13	9.50
7	371,451,260	6.66	9.50	28	133,912,163	7.95	9.50
8	361,844,918	6.78	9.50	29	125,898,719	8.92	9.50
9	351,396,337	6.68	9.50	30	118,157,283	8.68	9.50
10	340,144,196	6.81	9.50	31	110,671,529	8.70	9.50
11	328,136,940	6.70	9.50	32	103,432,809	8.95	9.50
12	316,445,791	6.70	9.50	33	96,432,778	8.71	9.50
13	305,063,056	7.12	9.50	34	89,663,375	8.95	9.50
14	293,980,575	6.71	9.50	35	83,116,794	9.45	9.50
15	283,190,410	6.82	9.50	36	76,785,448	9.45	9.50
16	272,684,828	6.71	9.50	37	70,662,202	9.50	9.50
17	262,456,305	6.83	9.50	38	70,662,202	9.44	9.50
18	252,497,515	6.72	9.50	39	70,662,202	9.50	9.50
19	242,801,327	6.72	9.50	40	70,662,202	9.43	9.50
20	233,360,799	6.84	9.50	41	0	0	9.50
21	224,169,171	6.73	9.50	42	0	0	9.50

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Class M Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	9.50	22	224,428,000	6.50	9.50
2	224,428,000	6.36	9.50	23	224,428,000	7.61	9.50
3	224,428,000	6.47	9.50	24	224,428,000	7.61	9.50
4	224,428,000	6.37	9.50	25	224,428,000	8.27	9.50
5	224,428,000	6.47	9.50	26	224,428,000	7.60	9.50
6	224,428,000	6.37	9.50	27	224,428,000	7.79	9.50
7	224,428,000	6.37	9.50	28	224,428,000	7.60	9.50
8	224,428,000	6.47	9.50	29	224,428,000	8.70	9.50
9	224,428,000	6.37	9.50	30	224,428,000	8.45	9.50
10	224,428,000	6.48	9.50	31	224,428,000	8.51	9.50
11	224,428,000	6.37	9.50	32	224,428,000	8.76	9.50
12	224,428,000	6.38	9.50	33	224,428,000	8.51	9.50
13	224,428,000	6.76	9.50	34	224,428,000	8.75	9.50
14	224,428,000	6.38	9.50	35	224,428,000	9.39	9.50
15	224,428,000	6.48	9.50	36	224,428,000	9.38	9.50
16	224,428,000	6.38	9.50	37	224,428,000	9.50	9.50
17	224,428,000	6.49	9.50	38	222,439,306	9.37	9.50
18	224,428,000	6.38	9.50	39	210,367,058	9.50	9.50
19	224,428,000	6.38	9.50	40	198,698,425	9.36	9.50
20	224,428,000	6.49	9.50	41	0	0	9.50
21	224,428,000	6.39	9.50	42	0	0	9.50

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Bond Sensitivity Tables

To Call

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	18.87	4.36	2.69	2.21	1.38	1.24	1.13
Mod Durn	14.08	3.94	2.53	2.11	1.35	1.21	1.11
Principal Window	1 - 344	1 - 155	1 - 92	1 - 75	1 - 31	1 - 26	1 - 25

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	18.87	4.36	2.69	2.21	1.38	1.24	1.13
Mod Durn	14.01	3.93	2.53	2.11	1.35	1.21	1.10
Principal Window	1 - 344	1 - 155	1 - 92	1 - 75	1 - 31	1 - 26	1 - 25

Class A3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	18.02	4.61	2.83	2.30	1.42	1.27	1.16
Mod Durn	13.64	4.15	2.66	2.19	1.38	1.24	1.13
Principal Window	1 - 344	1 - 155	1 - 92	1 - 75	1 - 32	1 - 26	1 - 25

Class A4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	11.51	1.62	1.15	1.00	0.77	0.69	0.64
Mod Durn	9.71	1.58	1.12	0.98	0.76	0.68	0.63
Principal Window	1 - 199	1 - 34	1 - 23	1 - 20	1 - 15	1 - 13	1 - 11

Class A5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	22.67	6.31	3.77	3.00	1.87	1.68	1.51
Mod Durn	16.62	5.67	3.54	2.85	1.82	1.63	1.48
Principal Window	199 - 341	34 - 155	23 - 92	20 - 75	15 - 29	13 - 25	11 - 24

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Class A6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	28.70	12.97	7.73	6.31	2.60	2.21	2.11
Mod Durn	19.31	10.77	6.90	5.75	2.50	2.13	2.04
Principal Window	341 - 344	155 - 155	92 - 92	75 - 75	29 - 32	25 - 26	24 - 25

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.26	8.59	5.25	4.73	3.78	3.19	2.62
Mod Durn	17.88	7.42	4.80	4.38	3.56	3.03	2.51
Principal Window	263 - 344	50 - 155	40 - 92	45 - 75	32 - 48	26 - 39	25 - 34

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.26	8.59	5.22	4.60	4.06	3.31	2.89
Mod Durn	17.77	7.40	4.77	4.26	3.81	3.13	2.76
Principal Window	263 - 344	50 - 155	39 - 92	43 - 75	48 - 48	39 - 39	34 - 34

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.26	8.59	5.20	4.54	4.00	3.24	2.89
Mod Durn	17.67	7.38	4.74	4.20	3.75	3.07	2.76
Principal Window	263 - 344	50 - 155	39 - 92	42 - 75	45 - 48	36 - 39	34 - 34

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.26	8.59	5.20	4.50	3.79	3.06	2.80
Mod Durn	17.15	7.29	4.70	4.13	3.54	2.90	2.66
Principal Window	263 - 344	50 - 155	38 - 92	41 - 75	42 - 48	34 - 39	32 - 34

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.26	8.59	5.19	4.47	3.63	2.95	2.68
Mod Durn	16.95	7.26	4.68	4.09	3.39	2.79	2.55
Principal Window	263 - 344	50 - 155	38 - 92	40 - 75	40 - 48	32 - 39	30 - 34

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Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.26	8.59	5.19	4.45	3.52	2.85	2.60
Mod Durn	16.75	7.22	4.66	4.07	3.29	2.70	2.47
Principal Window	263 - 344	50 - 155	38 - 92	39 - 75	39 - 48	31 - 39	29 - 34

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.26	8.59	5.18	4.43	3.43	2.80	2.54
Mod Durn	15.73	7.03	4.58	3.99	3.17	2.62	2.39
Principal Window	263 - 344	50 - 155	38 - 92	39 - 75	37 - 48	30 - 39	28 - 34

Class M8

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.26	8.59	5.18	4.41	3.37	2.75	2.50
Mod Durn	15.64	7.01	4.56	3.97	3.11	2.58	2.36
Principal Window	263 - 344	50 - 155	37 - 92	38 - 75	36 - 48	29 - 39	27 - 34

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Bond Sensitivity Tables

To Maturity

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	18.93	4.60	2.85	2.35	1.38	1.24	1.13
Mod Durn	14.11	4.10	2.66	2.21	1.35	1.21	1.11
Principal Window	1 - 358	1 - 284	1 - 189	1 - 154	1 - 31	1 - 26	1 - 25

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	18.93	4.60	2.85	2.35	1.38	1.24	1.13
Mod Durn	14.04	4.09	2.65	2.21	1.35	1.21	1.10
Principal Window	1 - 358	1 - 284	1 - 189	1 - 154	1 - 31	1 - 26	1 - 25

Class A3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	18.05	4.96	3.13	2.53	1.42	1.27	1.16
Mod Durn	13.65	4.37	2.88	2.37	1.38	1.24	1.13
Principal Window	1 - 355	1 - 304	1 - 207	1 - 172	1 - 32	1 - 26	1 - 25

Class A4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	11.51	1.62	1.15	1.00	0.77	0.69	0.64
Mod Durn	9.71	1.58	1.12	0.98	0.76	0.68	0.63
Principal Window	1 - 199	1 - 34	1 - 23	1 - 20	1 - 15	1 - 13	1 - 11

Class A5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	22.67	6.34	3.80	3.01	1.87	1.68	1.51
Mod Durn	16.62	5.69	3.56	2.86	1.82	1.63	1.48
Principal Window	199 - 341	34 - 176	23 - 106	20 - 84	15 - 29	13 - 25	11 - 24

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Class A6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.07	18.37	12.30	9.89	2.60	2.21	2.11
Mod Durn	19.47	14.04	10.22	8.50	2.50	2.13	2.04
Principal Window	341 - 355	176 - 304	106 - 207	84 - 172	29 - 32	25 - 26	24 - 25

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.38	9.36	5.84	5.19	6.11	5.27	4.11
Mod Durn	17.93	7.89	5.24	4.74	5.50	4.82	3.81
Principal Window	263 - 357	50 - 269	40 - 178	45 - 145	32 - 122	26 - 102	25 - 87

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.38	9.34	5.80	5.04	4.90	3.92	3.64
Mod Durn	17.82	7.86	5.19	4.61	4.52	3.67	3.43
Principal Window	263 - 357	50 - 259	39 - 174	43 - 138	50 - 94	40 - 78	37 - 66

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.38	9.31	5.76	4.96	4.33	3.50	3.19
Mod Durn	17.71	7.83	5.16	4.53	4.03	3.30	3.02
Principal Window	263 - 356	50 - 250	39 - 166	42 - 132	45 - 89	36 - 74	34 - 63

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.38	9.29	5.74	4.91	4.08	3.31	3.01
Mod Durn	17.19	7.71	5.09	4.45	3.78	3.11	2.84
Principal Window	263 - 356	50 - 242	38 - 160	41 - 127	42 - 85	34 - 71	32 - 60

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.38	9.26	5.70	4.86	3.90	3.18	2.88
Mod Durn	16.99	7.65	5.05	4.40	3.62	2.99	2.72
Principal Window	263 - 355	50 - 235	38 - 154	40 - 122	40 - 82	32 - 68	30 - 58

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Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.38	9.22	5.67	4.82	3.78	3.07	2.78
Mod Durn	16.79	7.59	5.01	4.35	3.50	2.89	2.63
Principal Window	263 - 355	50 - 226	38 - 147	39 - 117	39 - 78	31 - 64	29 - 55

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.37	9.17	5.64	4.77	3.66	3.00	2.71
Mod Durn	15.76	7.35	4.89	4.24	3.36	2.79	2.54
Principal Window	263 - 354	50 - 217	38 - 140	39 - 112	37 - 74	30 - 61	28 - 52

Class M8

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.37	9.11	5.58	4.72	3.58	2.93	2.65
Mod Durn	15.67	7.30	4.84	4.20	3.29	2.73	2.48
Principal Window	263 - 353	50 - 207	37 - 133	38 - 106	36 - 70	29 - 58	27 - 49

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Excess Spread (1) (2)

Period	Date	Static LIBOR (%)	Forward LIBOR (%)	Period	Date	Static LIBOR (%)	Forward LIBOR (%)
1	25-Mar-05	1.78	1.78	39	25-May-08	4.88	4.88
2	25-Apr-05	3.48	3.48	40	25-Jun-08	4.81	4.81
3	25-May-05	3.58	3.58	41	25-Jul-08	4.93	4.93
4	25-Jun-05	3.48	3.48	42	25-Aug-08	4.84	4.84
5	25-Jul-05	3.58	3.58	43	25-Sep-08	4.84	4.84
6	25-Aug-05	3.48	3.48	44	25-Oct-08	4.95	4.95
7	25-Sep-05	3.48	3.48	45	25-Nov-08	4.85	4.85
8	25-Oct-05	3.57	3.57	46	25-Dec-08	4.96	4.96
9	25-Nov-05	3.47	3.47	47	25-Jan-09	4.86	4.86
10	25-Dec-05	3.57	3.57	48	25-Feb-09	4.86	4.86
11	25-Jan-06	3.47	3.47	49	25-Mar-09	5.17	5.17
12	25-Feb-06	3.46	3.46	50	25-Apr-09	4.87	4.87
13	25-Mar-06	3.76	3.76	51	25-May-09	4.97	4.97
14	25-Apr-06	3.46	3.46	52	25-Jun-09	4.87	4.87
15	25-May-06	3.55	3.55	53	25-Jul-09	4.97	4.97
16	25-Jun-06	3.45	3.45	54	25-Aug-09	4.86	4.86
17	25-Jul-06	3.55	3.55	55	25-Sep-09	4.86	4.86
18	25-Aug-06	3.45	3.45	56	25-Oct-09	4.96	4.96
19	25-Sep-06	3.44	3.44	57	25-Nov-09	4.86	4.86
20	25-Oct-06	3.54	3.54	58	25-Dec-09	4.96	4.96
21	25-Nov-06	3.44	3.44	59	25-Jan-10	4.91	4.91
22	25-Dec-06	3.54	3.54	60	25-Feb-10	4.91	4.91
23	25-Jan-07	4.64	4.64	61	25-Mar-10	5.21	5.21
24	25-Feb-07	4.63	4.63	62	25-Apr-10	4.91	4.91
25	25-Mar-07	4.92	4.92	63	25-May-10	5.00	5.00
26	25-Apr-07	4.61	4.61	64	25-Jun-10	4.90	4.90
27	25-May-07	4.70	4.70	65	25-Jul-10	5.00	5.00
28	25-Jun-07	4.59	4.59	66	25-Aug-10	4.90	4.90
29	25-Jul-07	4.87	4.87	67	25-Sep-10	4.90	4.90
30	25-Aug-07	4.76	4.76	68	25-Oct-10	5.00	5.00
31	25-Sep-07	4.75	4.75	69	25-Nov-10	4.89	4.89
32	25-Oct-07	4.89	4.89	70	25-Dec-10	4.99	4.99
33	25-Nov-07	4.78	4.78	71	25-Jan-11	4.89	4.89
34	25-Dec-07	4.88	4.88	72	25-Feb-11	4.89	4.89
35	25-Jan-08	4.82	4.82	73	25-Mar-11	5.19	5.19
36	25-Feb-08	4.81	4.81	74	25-Apr-11	4.88	4.88
37	25-Mar-08	5.01	5.01	75	25-May-11	4.98	4.98
38	25-Apr-08	4.72	4.72

(1)

Assumes the pricing speed.

(2)

Calculated as (a) interest collections on the collateral (net of the Servicing Fee and Cap Fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

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Group I Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Mar-05	N/A	40	25-Jun-08	10.00
2	25-Apr-05	10.00	41	25-Jul-08	10.57
3	25-May-05	10.00	42	25-Aug-08	10.22
4	25-Jun-05	10.00	43	25-Sep-08	10.21
5	25-Jul-05	10.00	44	25-Oct-08	10.54
6	25-Aug-05	10.00	45	25-Nov-08	10.19
7	25-Sep-05	10.00	46	25-Dec-08	10.51
8	25-Oct-05	10.00	47	25-Jan-09	11.04
9	25-Nov-05	10.00	48	25-Feb-09	11.03
10	25-Dec-05	10.00	49	25-Mar-09	12.19
11	25-Jan-06	10.00	50	25-Apr-09	11.00
12	25-Feb-06	10.00	51	25-May-09	11.35
13	25-Mar-06	10.00	52	25-Jun-09	10.97
14	25-Apr-06	10.00	53	25-Jul-09	11.43
15	25-May-06	10.00	54	25-Aug-09	11.05
16	25-Jun-06	10.00	55	25-Sep-09	11.03
17	25-Jul-06	10.00	56	25-Oct-09	11.39
18	25-Aug-06	10.00	57	25-Nov-09	11.00
19	25-Sep-06	10.00	58	25-Dec-09	11.36
20	25-Oct-06	10.00	59	25-Jan-10	11.07
21	25-Nov-06	10.00	60	25-Feb-10	11.05
22	25-Dec-06	10.00	61	25-Mar-10	12.22
23	25-Jan-07	10.00	62	25-Apr-10	11.02
24	25-Feb-07	10.00	63	25-May-10	11.37
25	25-Mar-07	10.00	64	25-Jun-10	10.99
26	25-Apr-07	10.00	65	25-Jul-10	11.35
27	25-May-07	10.00	66	25-Aug-10	10.97
28	25-Jun-07	10.00	67	25-Sep-10	10.96
29	25-Jul-07	10.00	68	25-Oct-10	11.30
30	25-Aug-07	10.00	69	25-Nov-10	10.92
31	25-Sep-07	10.00	70	25-Dec-10	11.27
32	25-Oct-07	10.00	71	25-Jan-11	10.90
33	25-Nov-07	10.00	72	25-Feb-11	10.89
34	25-Dec-07	10.00	73	25-Mar-11	12.03
35	25-Jan-08	10.00	74	25-Apr-11	10.85
36	25-Feb-08	10.00	75	25-May-11	11.20
37	25-Mar-08	10.00
38	25-Apr-08	10.00
39	25-May-08	10.00

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group II Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Mar-05	N/A	40	25-Jun-08	9.50
2	25-Apr-05	9.50	41	25-Jul-08	10.56
3	25-May-05	9.50	42	25-Aug-08	10.21
4	25-Jun-05	9.50	43	25-Sep-08	10.20
5	25-Jul-05	9.50	44	25-Oct-08	10.53
6	25-Aug-05	9.50	45	25-Nov-08	10.19
7	25-Sep-05	9.50	46	25-Dec-08	10.52
8	25-Oct-05	9.50	47	25-Jan-09	10.84
9	25-Nov-05	9.50	48	25-Feb-09	10.83
10	25-Dec-05	9.50	49	25-Mar-09	11.97
11	25-Jan-06	9.50	50	25-Apr-09	10.80
12	25-Feb-06	9.50	51	25-May-09	11.15
13	25-Mar-06	9.50	52	25-Jun-09	10.78
14	25-Apr-06	9.50	53	25-Jul-09	11.22
15	25-May-06	9.50	54	25-Aug-09	10.85
16	25-Jun-06	9.50	55	25-Sep-09	10.84
17	25-Jul-06	9.50	56	25-Oct-09	11.18
18	25-Aug-06	9.50	57	25-Nov-09	10.82
19	25-Sep-06	9.50	58	25-Dec-09	11.17
20	25-Oct-06	9.50	59	25-Jan-10	10.90
21	25-Nov-06	9.50	60	25-Feb-10	10.89
22	25-Dec-06	9.50	61	25-Mar-10	12.05
23	25-Jan-07	9.50	62	25-Apr-10	10.87
24	25-Feb-07	9.50	63	25-May-10	11.22
25	25-Mar-07	9.50	64	25-Jun-10	10.84
26	25-Apr-07	9.50	65	25-Jul-10	11.21
27	25-May-07	9.50	66	25-Aug-10	10.84
28	25-Jun-07	9.50	67	25-Sep-10	10.82
29	25-Jul-07	9.50	68	25-Oct-10	11.17
30	25-Aug-07	9.50	69	25-Nov-10	10.80
31	25-Sep-07	9.50	70	25-Dec-10	11.15
32	25-Oct-07	9.50	71	25-Jan-11	10.79
33	25-Nov-07	9.50	72	25-Feb-11	10.77
34	25-Dec-07	9.50	73	25-Mar-11	11.91
35	25-Jan-08	9.50	74	25-Apr-11	10.75
36	25-Feb-08	9.50	75	25-May-11	11.09
37	25-Mar-08	10.09
38	25-Apr-08	9.50
39	25-May-08	9.75

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Class M Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Mar-05	N/A	40	25-Jun-08	9.50
2	25-Apr-05	9.50	41	25-Jul-08	10.57
3	25-May-05	9.50	42	25-Aug-08	10.22
4	25-Jun-05	9.50	43	25-Sep-08	10.21
5	25-Jul-05	9.50	44	25-Oct-08	10.54
6	25-Aug-05	9.50	45	25-Nov-08	10.19
7	25-Sep-05	9.50	46	25-Dec-08	10.52
8	25-Oct-05	9.50	47	25-Jan-09	10.95
9	25-Nov-05	9.50	48	25-Feb-09	10.94
10	25-Dec-05	9.50	49	25-Mar-09	12.10
11	25-Jan-06	9.50	50	25-Apr-09	10.91
12	25-Feb-06	9.50	51	25-May-09	11.26
13	25-Mar-06	9.50	52	25-Jun-09	10.89
14	25-Apr-06	9.50	53	25-Jul-09	11.34
15	25-May-06	9.50	54	25-Aug-09	10.96
16	25-Jun-06	9.50	55	25-Sep-09	10.95
17	25-Jul-06	9.50	56	25-Oct-09	11.30
18	25-Aug-06	9.50	57	25-Nov-09	10.92
19	25-Sep-06	9.50	58	25-Dec-09	11.27
20	25-Oct-06	9.50	59	25-Jan-10	10.99
21	25-Nov-06	9.50	60	25-Feb-10	10.98
22	25-Dec-06	9.50	61	25-Mar-10	12.14
23	25-Jan-07	9.50	62	25-Apr-10	10.95
24	25-Feb-07	9.50	63	25-May-10	11.30
25	25-Mar-07	9.50	64	25-Jun-10	10.92
26	25-Apr-07	9.50	65	25-Jul-10	11.29
27	25-May-07	9.50	66	25-Aug-10	10.91
28	25-Jun-07	9.50	67	25-Sep-10	10.90
29	25-Jul-07	9.50	68	25-Oct-10	11.25
30	25-Aug-07	9.50	69	25-Nov-10	10.87
31	25-Sep-07	9.50	70	25-Dec-10	11.22
32	25-Oct-07	9.50	71	25-Jan-11	10.85
33	25-Nov-07	9.50	72	25-Feb-11	10.84
34	25-Dec-07	9.50	73	25-Mar-11	11.98
35	25-Jan-08	9.50	74	25-Apr-11	10.81
36	25-Feb-08	9.50	75	25-May-11	11.15
37	25-Mar-08	10.02
38	25-Apr-08	9.50
39	25-May-08	9.67

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, where the referenced Class first incurs a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is 115% PPC for Fixed Rate Mortgages and

              100% PPC for Adjustable Rate Mortgages,

(2) 40% loss severity,

(3) 12 month lag from default to loss, and

(4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break (%)	Cum Loss	CDR Break (%)	Cum Loss
Class M1	32.2	22.60%	29.9	21.61%
Class M2	26.3	19.93%	24.1	18.83%
Class M3	23.0	18.25%	20.9	17.10%
Class M4	20.4	16.81%	18.3	15.57%
Class M5	18.0	15.37%	16.0	14.11%
Class M6	15.9	14.03%	14.0	12.75%
Class M7	14.2	12.88%	12.3	11.52%
Class M8	12.7	11.81%	10.9	10.46%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

MORTGAGE LOANS

The Mortgage Loans primarily consist of first lien 2/28 and 3/27 adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans, and interest-only loans.  The 2/28 and 3/27 adjustable rate loans are primarily subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

[The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through [February 2004].  The final pool will be approximately $1,150,000,000 (+/-10%).]

ABSC 2005-HE1

Characteristics	Total Collateral	Total ARM Summary	Total Fixed Summary	TotalWMC Collateral	Total New Century Collateral	Group I (Conforming Summary)	Group II (Non-Conforming Summary)

Current Balance	$1,262,994,303.87	$1,036,341,693.36	$226,652,610.51	$656,277,775.33	$606,716,528.54	$697,932,133.53	$565,062,170.34
Number of Loans	6,683	4,475	2,208	3,497	3,186	368400.00%	2,999
Average Current Balance	$188,986.13	$231,584.74	$102,650.64	$187,668.79	$190,432.06	$189,449.55	$188,416.86
Interest Only Loans	20.37%	24.83%	N/A	23.98%	16.48%	13.09%	29.37%
Fixed Rate Loans	17.95%	N/A	100.00%	21.50%	14.10%	14.25%	22.51%
Adjustable Rate Loans	82.05%	100.00%	0.00%	78.50%	85.90%	85.75%	77.49%
W.A. Coupon	7.033%	6.788%	8.153%	7.032%	7.033%	6.894%	7.204%
W.A. Margin	5.828%	5.828%	N/A	6.079%	5.580%	5.830%	5.826%
W.A. Original LTV	81.47%	80.57%	85.57%	82.85%	79.98%	79.89%	83.42%
W.A. Original Term	349	360	297	341	356	358	337
W.A. Remaining Term	346	358	295	339	354	35600.00%	335
W.A. FICO	630	627	647	638	622	62600.00%	636
Owner Occupied	95.02%	94.73%	96.37%	95.34%	94.68%	94.27%	95.95%
First Lien Percentage	93.09%	100.00%	61.50%	90.36%	96.05%	100.00%	84.56%
Second Lien Percentage	6.91%	0.00%	38.50%	9.64%	3.95%	0.00%	15.44%
Top 5 States	CA(47.52%) NY(6.68%) FL(4.68%) NJ(4.54%) IL(3.89%)	CA(48.71%) NY(5.59%) FL(4.61%) NJ(4.55%) IL(4.38%)	CA(42.10%) NY(11.66%) TX(5.80%) FL(5.03%) NJ(4.51%)	CA(53.53%) NY(6.94%) NJ(3.97%) VA(3.57%) FL(3.47%)	CA(41.02%) NY(6.39%) FL(5.99%) NJ(5.16%) IL(4.37%)	CA(38.45%) NY(7.11%) FL(6.41%) NJ(5.45%) IL(4.78%)	CA(58.71%) NY(6.14%) NJ(3.42%) IL(2.78%) TX(2.59%)
Conforming by Balance	73.08%	69.61%	88.96%	69.76%	76.68%	100.00%	39.83%
Non-Conforming by Balance	26.92%	30.39%	11.04%	30.24%	23.32%	0.00%	60.17%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Five sets of tables follow.

The first set of tables is the Total Pool Collateral.

The second set of tables is the New Century Collateral.

The third set of tables is the WMC Collateral.

The fourth set of tables is the Group I Pool which consist of Conforming Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The fifth set of tables is the Group II Pool which consists of collateral that may or may not conform to Fannie Mae or Freddie Mac Guidelines.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

ABSC SERIES 2005-HE1
TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	124	$2,520,989.00	0.20%	637	99.47%	10.749%	99.02%
25,001 - 50,000	548	21,118,853.80	1.67	645	95.35	10.119	95.15
50,001 - 75,000	752	47,086,636.80	3.73	634	90.00	9.199	94.59
75,001 - 100,000	666	58,435,561.91	4.63	624	86.52	8.440	94.62
100,001 - 125,000	630	71,111,209.20	5.63	618	81.85	7.634	95.10
125,001 - 150,000	520	71,526,609.59	5.66	620	81.74	7.372	92.89
150,001 - 175,000	493	80,074,597.00	6.34	611	80.15	7.142	96.20
175,001 - 200,000	453	85,043,226.40	6.73	621	79.53	7.014	96.53
200,001 - 250,000	725	163,462,639.00	12.94	626	78.36	6.769	93.41
250,001 - 300,000	553	151,912,034.00	12.03	632	81.06	6.780	93.69
300,001 - 400,000	681	236,075,193.00	18.69	633	81.20	6.603	95.82
400,001 - 500,000	315	141,009,456.00	11.16	642	81.73	6.497	95.58
500,001 - 600,000	148	81,307,318.00	6.44	647	81.14	6.521	94.55
600,001 - 700,000	47	30,613,711.00	2.42	637	78.84	6.426	97.88
700,001 or Greater	28	21,781,535.00	1.72	647	76.59	6.366	100.00
Total:	6,683	$1,263,079,569.70	100.00%	630	81.47%	7.033%	95.02%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	124	$2,520,891.27	0.20%	637	99.47%	10.749%	99.02%
25,001 - 50,000	549	21,167,296.71	1.68	645	95.37	10.117	94.93
50,001 - 75,000	751	47,031,675.12	3.72	634	89.99	9.199	94.69
75,001 - 100,000	666	58,430,539.39	4.63	624	86.52	8.440	94.62
100,001 - 125,000	630	71,106,082.90	5.63	618	81.85	7.634	95.10
125,001 - 150,000	521	71,671,170.70	5.67	620	81.70	7.369	92.90
150,001 - 175,000	492	79,916,494.85	6.33	611	80.18	7.144	96.19
175,001 - 200,000	453	85,037,520.45	6.73	621	79.53	7.014	96.53
200,001 - 250,000	725	163,455,391.03	12.94	626	78.36	6.769	93.41
250,001 - 300,000	553	151,905,354.35	12.03	632	81.06	6.780	93.69
300,001 - 400,000	681	236,060,332.42	18.69	633	81.20	6.603	95.82
400,001 - 500,000	315	140,998,313.16	11.16	642	81.73	6.497	95.58
500,001 - 600,000	148	81,300,873.60	6.44	647	81.14	6.521	94.55
600,001 - 700,000	47	30,612,264.79	2.42	637	78.84	6.426	97.88
700,001 or Greater	28	21,780,103.13	1.72	647	76.59	6.366	100.00
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
500	11	$1,197,600.00	0.09%	500	64.74%	8.172%	100.00%
501 - 525	304	52,008,734.96	4.12	514	75.77	8.228	98.18
526 - 550	458	81,106,493.16	6.42	539	77.64	7.823	98.82
551 - 575	568	105,948,498.52	8.39	563	79.19	7.233	98.62
576 - 600	869	159,291,667.29	12.61	588	79.84	7.063	97.92
601 - 625	962	189,275,507.44	14.99	613	81.99	6.925	95.78
626 - 650	1,110	206,083,897.30	16.32	638	82.37	6.895	96.49
651 - 675	980	190,884,559.76	15.11	663	82.65	6.842	95.20
676 - 700	621	121,617,557.47	9.63	687	83.74	6.811	90.01
701 - 725	379	73,671,019.22	5.83	712	83.84	6.792	87.37
726 - 750	210	42,362,288.94	3.35	738	84.11	6.673	90.33
751 - 775	149	28,893,906.00	2.29	762	82.41	6.780	87.95
776 - 800	49	8,499,220.77	0.67	786	84.71	6.913	76.08
801 - 825	13	2,153,353.04	0.17	805	81.71	6.939	67.06
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%
Weighted Average: 630

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
120	2	$105,000.00	0.01%	603	66.91%	7.316%	100.00%
121 - 180	1,097	72,322,653.51	5.73	657	95.90	9.773	97.70
181 - 240	183	9,377,100.76	0.74	644	90.82	8.947	98.78
241 - 300	25	5,341,014.00	0.42	697	83.80	5.717	95.94
301 - 360	5,376	1,175,848,535.60	93.10	628	80.50	6.855	94.82
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%
Weighted Average: 349

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
180 or Less	1,099	$72,427,653.51	5.73%	657	95.86%	9.770%	97.71%
181 - 348	208	14,718,114.76	1.17	663	88.27	7.775	97.75
349 - 360	5,376	1,175,848,535.60	93.10	628	80.50	6.855	94.82
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%
Weighted Average: 346

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Single Family	4,943	$918,622,983.44	72.73%	625	81.20%	7.027%	96.28%
PUD - Detached	562	117,601,356.48	9.31	629	82.84	7.072	96.35
2-4 Unit	436	100,243,871.67	7.94	657	81.67	7.127	82.16
Condo	531	94,202,163.68	7.46	650	81.81	6.895	95.01
PUD - Attached	186	29,034,648.90	2.30	643	83.37	7.186	94.86
Manufactured	25	3,289,279.70	0.26	627	73.97	7.049	90.31
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Primary	6,343	$1,200,146,898.44	95.02%	628	81.40%	7.017%	100.00%
Investment	247	45,534,037.65	3.61	670	82.62	7.358	0.00
Second Home	93	17,313,367.78	1.37	675	83.23	7.236	0.00
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Refinance – Cashout	2,919	$612,997,318.80	48.54%	611	78.43%	6.880%	96.04%
Purchase	3,116	524,531,812.49	41.53	657	85.10	7.219	93.37
Refinance – Rate/Term	648	125,465,172.58	9.93	612	81.13	7.000	97.00
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
50.00 or Less	143	$20,319,905.50	1.61%	605	42.32%	6.715%	93.22%
50.01 - 60.00	210	41,224,766.40	3.26	615	55.94	6.482	94.56
60.01 - 70.00	492	112,420,040.25	8.90	599	66.63	6.734	95.33
70.01 - 80.00	2,459	568,465,316.12	45.01	639	78.61	6.561	97.24
80.01 - 90.00	1,454	317,680,672.41	25.15	615	87.62	7.090	89.89
90.01 - 100.00	1,925	202,883,603.19	16.06	651	97.20	8.574	96.94
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%
Weighted Average: 81.47%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
California	2,482	$600,165,227.75	47.52%	639	79.92%	6.743%	95.94%
New York	335	84,315,925.86	6.68	637	81.57	7.012	95.15
Florida	421	59,129,953.53	4.68	619	82.58	7.441	92.86
New Jersey	275	57,347,144.46	4.54	622	81.74	7.210	94.22
Illinois	289	49,068,602.64	3.89	623	84.31	7.334	94.54
Texas	352	40,260,694.68	3.19	621	81.66	7.509	93.52
Virginia	177	32,345,008.03	2.56	632	82.09	7.237	96.18
Massachusetts	135	30,278,678.68	2.40	632	81.76	7.123	91.82
Maryland	172	29,491,963.34	2.34	620	82.64	7.141	97.22
Nevada	140	27,622,017.75	2.19	628	80.64	7.072	91.27
Other	1,905	252,969,087.15	20.03	615	84.04	7.404	94.21
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%
Number of States Represented: 50 and District of Columbia

DOCUMENTATION LEVEL OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Full	3,349	$581,134,368.07	46.01%	616	82.23%	6.869%	95.94%
Stated	1,786	386,068,126.91	30.57	635	78.59	7.176	93.31
Streamlined	950	164,545,532.15	13.03	676	84.13	7.366	97.74
Limited	388	89,663,491.46	7.10	618	82.85	6.950	94.00
Lite	123	23,218,665.65	1.84	636	84.38	6.820	95.12
Full Alternative	87	18,364,119.63	1.45	634	83.48	6.888	82.57
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
5.000 or Less	47	$14,634,517.56	1.16%	675	75.98%	4.979%	100.00%
5.001 - 5.500	223	66,937,672.68	5.30	664	75.84	5.366	98.27
5.501 - 6.000	836	223,336,879.92	17.68	651	77.12	5.865	97.79
6.001 - 6.500	982	243,578,311.25	19.29	643	79.62	6.311	96.42
6.501 - 7.000	1,013	240,607,435.00	19.05	628	80.70	6.802	95.24
7.001 - 7.500	611	127,394,790.45	10.09	615	81.29	7.308	91.62
7.501 - 8.000	675	124,133,208.89	9.83	600	83.06	7.796	88.29
8.001 - 8.500	422	66,493,270.03	5.26	600	86.26	8.300	91.78
8.501 - 9.000	399	53,847,409.44	4.26	586	85.80	8.794	93.04
9.001 - 9.500	243	23,892,637.41	1.89	598	86.87	9.326	94.86
9.501 - 10.000	398	28,686,387.69	2.27	636	95.02	9.851	97.55
10.001 - 10.500	284	17,796,274.34	1.41	657	97.23	10.322	99.65
10.501 - 11.000	342	21,463,773.39	1.70	644	98.84	10.846	99.39
11.001 - 11.500	83	4,356,559.58	0.34	617	96.93	11.308	100.00
11.501 - 12.000	66	3,504,348.82	0.28	621	97.36	11.885	100.00
12.001 - 12.500	21	944,946.66	0.07	615	98.81	12.215	100.00
12.501 - 13.000	38	1,385,880.76	0.11	633	99.73	12.857	97.08
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%
Weighted Average: 7.033%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	2,208	$226,652,610.51	17.95%	647	85.57%	8.153%	96.37%
10.501 - 11.000	1	150,000.00	0.01	592	78.13	4.990	100.00
11.001 - 11.500	20	7,243,720.00	0.57	678	80.93	5.011	97.67
11.501 - 12.000	153	48,073,453.01	3.81	676	78.36	5.320	98.77
12.001 - 12.500	457	130,317,177.31	10.32	656	78.03	5.759	96.69
12.501 - 13.000	770	200,634,931.44	15.89	639	78.48	6.118	97.73
13.001 - 13.500	834	207,721,113.91	16.45	638	80.59	6.562	95.44
13.501 - 14.000	626	150,960,351.92	11.95	620	80.86	6.962	94.93
14.001 - 14.500	554	114,248,851.45	9.05	603	82.49	7.542	90.03
14.501 - 15.000	407	73,955,801.81	5.86	593	83.88	7.921	89.33
15.001 - 15.500	293	49,580,191.12	3.93	592	85.23	8.399	89.87
15.501 - 16.000	226	36,172,763.90	2.86	571	83.27	8.853	93.24
16.001 - 16.500	71	10,457,467.07	0.83	560	81.87	9.321	90.99
16.501 - 17.000	42	4,944,766.56	0.39	555	82.39	9.760	96.73
17.001 - 17.500	15	1,302,640.44	0.10	526	76.80	10.229	100.00
17.501 - 18.000	5	510,963.42	0.04	534	76.87	10.801	100.00
18.001 - 18.500	1	67,500.00	0.01	505	75.00	11.200	100.00
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%
Weighted Average: 13.537%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	2,208	$226,652,610.51	17.95%	647	85.57%	8.153%	96.37%
0.501 - 1.000	1	318,400.00	0.03	684	80.00	6.200	100.00
2.501 - 3.000	4	1,422,850.00	0.11	721	83.18	5.361	100.00
3.001 - 3.500	8	2,679,764.00	0.21	727	84.61	5.520	91.90
3.501 - 4.000	1	130,500.00	0.01	679	90.00	5.890	100.00
4.001 - 4.500	7	1,879,348.00	0.15	671	74.74	5.655	83.05
4.501 - 5.000	327	84,214,885.16	6.67	651	80.67	6.327	98.15
5.001 - 5.500	1,077	246,570,216.41	19.52	622	81.00	6.509	94.64
5.501 - 6.000	1,723	401,188,528.91	31.76	632	79.63	6.768	94.78
6.001 - 6.500	625	148,438,645.91	11.75	623	80.45	6.893	95.53
6.501 - 7.000	364	79,597,199.06	6.30	604	79.63	7.323	95.45
7.001 - 7.500	171	37,022,851.81	2.93	616	84.98	7.521	85.94
7.501 - 8.000	146	29,668,659.31	2.35	608	86.25	7.916	91.72
8.001 - 8.500	12	1,912,237.37	0.15	607	88.90	7.996	100.00
8.501 - 9.000	5	707,400.00	0.06	628	81.34	7.457	100.00
9.001 - 9.500	2	427,294.00	0.03	630	92.13	9.046	0.00
9.501 - 10.000	1	122,063.42	0.01	562	75.00	10.750	100.00
10.001 or More	1	40,850.00	0.00	579	95.00	11.050	100.00
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%
Weighted Average: 5.828%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

NEXT RATE ADJUSTMENT DATE OF THE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	2,208	$226,652,610.51	17.95%	647	85.57%	8.153%	96.37%
2005-03	11	3,996,514.00	0.32	729	84.16	5.344	94.57
2005-06	2	339,350.00	0.03	660	93.54	6.660	0.00
2006-06	2	198,849.17	0.02	630	80.92	6.883	100.00
2006-07	1	122,063.42	0.01	562	75.00	10.750	100.00
2006-08	8	1,314,650.95	0.10	646	80.77	6.909	85.87
2006-09	29	6,364,319.20	0.50	633	82.08	7.277	95.24
2006-10	117	28,900,116.29	2.29	635	81.05	6.954	89.94
2006-11	691	172,348,393.74	13.65	632	80.59	6.760	92.62
2006-12	3,102	708,093,190.98	56.06	623	80.38	6.810	95.26
2007-01	253	50,315,238.00	3.98	628	82.77	7.154	96.15
2007-07	1	84,799.86	0.01	633	100.00	8.700	100.00
2007-09	1	324,225.29	0.03	622	80.00	6.625	100.00
2007-10	4	1,078,831.88	0.09	600	88.24	7.747	100.00
2007-11	33	6,003,576.57	0.48	617	81.82	7.001	94.75
2007-12	113	26,565,530.00	2.10	637	79.67	6.216	95.81
2008-01	10	2,241,505.00	0.18	632	83.01	6.296	96.99
2008-02	1	208,000.00	0.02	647	80.00	6.175	100.00
2009-08	1	498,569.31	0.04	602	80.00	6.250	100.00
2009-10	1	122,000.00	0.01	649	37.50	6.375	100.00
2009-11	21	5,723,348.70	0.45	653	82.98	6.412	96.02
2009-12	73	21,498,621.00	1.70	657	79.40	6.056	96.60
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	2,031	$356,746,909.84	28.25%	629	83.10%	7.422%	93.03%
7 - 12	258	62,040,290.47	4.91	639	80.84	7.039	95.78
13 - 24	3,432	700,388,675.85	55.45	628	80.99	6.822	95.93
25 - 36	962	143,818,427.71	11.39	642	80.06	7.092	95.21
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25 Yr 1 Month Libor –IO ARM	11	$3,996,514.00	0.32%	729	84.16%	5.344%	94.57%
2/28 ARM	3,440	741,354,720.47	58.70	615	80.28	6.981	93.48
2/28 ARM - 2Yr IO	320	89,438,444.04	7.08	644	81.51	6.530	99.16
2/28 ARM - 5Yr IO	439	135,954,646.64	10.76	669	81.56	6.185	98.17
3/27 ARM	136	28,769,510.54	2.28	626	79.97	6.462	94.80
3/27 ARM - 3 Yr IO	24	6,534,820.01	0.52	650	81.10	6.041	100.00
3/27 ARM - 5Yr IO	2	401,200.00	0.03	589	90.09	8.252	100.00
5/25 ARM	32	8,554,516.66	0.68	640	80.64	6.202	94.95
5/25 ARM - 5Yr IO	69	20,997,971.00	1.66	659	80.10	6.116	97.49
6 Month Libor ARM	2	339,350.00	0.03	660	93.54	6.660	0.00
Balloon (30/15)	982	61,732,443.05	4.89	662	99.41	10.146	98.45
Fixed - 10 Year	2	105,000.00	0.01	603	66.91	7.316	100.00
Fixed - 15 Year	115	10,590,210.46	0.84	631	75.44	7.599	93.34
Fixed - 20 Year	183	9,377,100.76	0.74	644	90.82	8.947	98.78
Fixed - 25 Year	14	1,344,500.00	0.11	603	82.72	6.827	100.00
Fixed - 30 Year	912	143,503,356.24	11.36	642	80.06	7.298	95.50
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
AA	3,981	$766,472,724.12	60.69%	655	82.40%	6.904%	94.06%
A+	331	66,314,587.11	5.25	588	79.08	7.123	95.72
A	963	170,190,752.51	13.48	625	83.56	7.038	94.92
A-	603	102,374,110.33	8.11	589	80.29	7.222	97.08
B+	223	47,665,097.89	3.77	568	80.53	7.274	97.33
B	432	81,178,544.95	6.43	551	75.89	7.651	99.09
C	135	24,392,502.96	1.93	563	69.38	7.712	97.51
C-	4	409,470.00	0.03	517	64.66	10.070	100.00
FICO	11	3,996,514.00	0.32	729	84.16	5.344	94.57
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
First Lien	5,271	$1,175,740,987.51	93.09%	628	80.13%	6.799%	94.74%
Second Lien	1,412	87,253,316.36	6.91	664	99.54	10.186	98.91
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

ABSC SERIES 2005-HE1
NEW CENTURY COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	17	$391,280.00	0.06%	678	100.00%	10.084%	100.00%
25,001 - 50,000	173	6,845,185.80	1.13	643	93.16	9.946	97.81
50,001 - 75,000	333	20,852,082.40	3.44	622	86.67	8.998	94.68
75,001 - 100,000	339	29,907,779.91	4.93	612	84.24	8.276	95.03
100,001 - 125,000	356	40,230,744.20	6.63	608	79.59	7.503	95.51
125,001 - 150,000	270	37,128,465.59	6.12	613	79.83	7.300	92.35
150,001 - 175,000	278	45,193,193.00	7.45	600	78.89	7.173	97.52
175,001 - 200,000	227	42,532,249.40	7.01	610	79.21	7.010	97.82
200,001 - 250,000	359	80,689,877.00	13.30	614	77.08	6.899	94.15
250,001 - 300,000	269	73,950,279.00	12.19	622	80.08	6.937	92.58
300,001 - 400,000	343	118,764,585.00	19.57	631	79.97	6.568	94.96
400,001 - 500,000	149	67,076,952.00	11.05	640	80.83	6.429	95.15
500,001 - 600,000	52	28,766,986.00	4.74	642	79.69	6.711	90.40
600,001 - 700,000	14	9,111,651.00	1.50	615	75.23	6.334	92.87
700,001 or Greater	7	5,316,500.00	0.88	654	72.52	6.260	100.00
Total:	3,186	$606,757,810.30	100.00%	622	79.98%	7.033%	94.68%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	17	$391,251.06	0.06%	678	100.00%	10.084%	100.00%
25,001 - 50,000	173	6,844,424.66	1.13	643	93.16	9.946	97.81
50,001 - 75,000	333	20,850,858.90	3.44	622	86.67	8.998	94.68
75,001 - 100,000	339	29,905,682.13	4.93	612	84.24	8.276	95.03
100,001 - 125,000	356	40,227,999.60	6.63	608	79.59	7.503	95.51
125,001 - 150,000	271	37,275,741.45	6.14	613	79.76	7.295	92.38
150,001 - 175,000	277	45,037,505.87	7.42	600	78.94	7.177	97.51
175,001 - 200,000	227	42,530,108.20	7.01	610	79.21	7.010	97.82
200,001 - 250,000	359	80,687,863.66	13.30	614	77.08	6.899	94.15
250,001 - 300,000	269	73,946,623.26	12.19	622	80.08	6.937	92.58
300,001 - 400,000	343	118,756,542.84	19.57	631	79.97	6.568	94.96
400,001 - 500,000	149	67,071,563.63	11.05	640	80.83	6.429	95.15
500,001 - 600,000	52	28,763,643.24	4.74	642	79.69	6.711	90.40
600,001 - 700,000	14	9,111,030.79	1.50	615	75.23	6.334	92.87
700,001 or Greater	7	5,315,689.25	0.88	654	72.52	6.260	100.00
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
500	4	$446,000.00	0.07%	500	74.91%	9.086%	100.00%
501 - 525	178	26,649,981.84	4.39	515	73.68	8.486	97.37
526 - 550	323	55,370,592.06	9.13	538	76.75	7.877	98.51
551 - 575	362	66,347,372.50	10.94	563	77.80	7.165	99.11
576 - 600	454	88,415,819.45	14.57	588	77.25	6.954	98.33
601 - 625	429	89,128,469.05	14.69	612	80.36	6.844	96.48
626 - 650	472	88,622,998.82	14.61	638	82.24	6.800	96.68
651 - 675	383	74,502,942.86	12.28	662	82.23	6.811	93.15
676 - 700	250	52,107,107.17	8.59	687	81.94	6.607	88.07
701 - 725	141	26,257,444.97	4.33	711	83.81	6.866	80.59
726 - 750	96	19,753,630.03	3.26	736	84.51	6.848	87.18
751 - 775	60	13,499,100.52	2.22	763	81.41	6.756	82.86
776 - 800	27	4,382,240.27	0.72	787	84.50	7.077	73.52
801 - 825	7	1,232,829.00	0.20	807	81.39	6.994	83.47
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%
Weighted Average: 622

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
120	1	$55,000.00	0.01%	660	55.56%	5.990%	100.00%
121 - 180	52	5,098,292.26	0.84	610	70.90	7.229	93.55
181 - 240	173	7,946,132.67	1.31	646	93.49	9.330	100.00
241 - 300	24	5,201,514.00	0.86	699	83.63	5.690	95.83
301 - 360	2,936	588,415,589.61	96.98	621	79.85	7.013	94.60
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%
Weighted Average: 356

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
180 or Less	53	$5,153,292.26	0.85%	611	70.74%	7.215%	93.62%
181 - 348	197	13,147,646.67	2.17	667	89.59	7.890	98.35
349 - 360	2,936	588,415,589.61	96.98	621	79.85	7.013	94.60
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%
Weighted Average: 354

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Single Family	2,431	$449,485,638.63	74.08%	617	79.47%	7.009%	96.42%
PUD - Detached	269	59,973,066.99	9.88	620	82.57	7.106	97.89
2-4 Unit	219	48,996,059.98	8.08	651	80.61	7.246	74.62
Condo	204	37,334,728.52	6.15	647	80.37	6.872	93.94
PUD - Attached	62	10,814,534.42	1.78	630	82.57	7.205	97.60
Manufactured	1	112,500.00	0.02	546	75.00	8.750	100.00
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Primary	3,028	$574,421,642.18	94.68%	619	79.91%	7.008%	100.00%
Investment	141	27,054,280.74	4.46	678	81.92	7.527	0.00
Second Home	17	5,240,605.62	0.86	661	77.05	7.305	0.00
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Refinance – Cashout	1,847	$383,186,267.52	63.16%	608	76.60%	6.833%	95.79%
Purchase	1,144	190,832,508.62	31.45	652	86.40	7.453	91.97
Refinance – Rate/Term	195	32,697,752.40	5.39	612	82.06	6.936	97.49
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
50.00 or Less	95	$13,575,549.70	2.24%	602	42.51%	6.620%	90.90%
50.01 - 60.00	150	30,469,794.35	5.02	614	56.08	6.442	94.17
60.01 - 70.00	355	78,418,059.58	12.92	600	66.50	6.670	95.13
70.01 - 80.00	1,013	218,080,383.10	35.94	624	77.61	6.688	97.71
80.01 - 90.00	885	184,911,932.85	30.48	617	87.76	7.144	89.24
90.01 - 100.00	688	81,260,808.96	13.39	654	96.85	8.349	99.30
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%
Weighted Average: 79.98%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
California	993	$248,845,086.23	41.02%	632	77.00%	6.627%	94.95%
New York	154	38,776,211.67	6.39	632	79.89	7.139	94.63
Florida	255	36,365,352.94	5.99	613	81.25	7.406	94.52
New Jersey	146	31,297,836.18	5.16	611	80.58	7.276	93.77
Illinois	147	26,484,675.16	4.37	619	83.54	7.278	95.08
Massachusetts	79	18,677,199.49	3.08	629	80.72	7.025	87.68
Texas	165	17,533,272.04	2.89	601	79.54	7.748	94.86
Washington	90	16,782,427.65	2.77	609	85.12	7.196	99.00
Nevada	82	16,694,716.61	2.75	612	79.04	7.101	96.49
Other	1,075	155,259,750.57	25.59	612	83.26	7.376	94.57
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%
Total Number Of States Represented: 50 and District of Columbia

DOCUMENTATION LEVEL OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Full	1,650	$291,057,845.82	47.97%	609	80.96%	6.800%	95.64%
Stated	1,397	284,014,737.89	46.81	636	78.70	7.288	93.79
Limited	139	31,643,944.83	5.22	611	82.51	6.895	93.80
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
5.000 or Less	27	$7,279,716.14	1.20%	672	70.44%	4.981%	100.00%
5.001 - 5.500	102	29,302,944.76	4.83	655	71.73	5.356	97.33
5.501 - 6.000	427	107,869,940.03	17.78	643	74.69	5.860	99.14
6.001 - 6.500	465	111,160,424.29	18.32	641	78.42	6.283	96.26
6.501 - 7.000	450	105,687,168.76	17.42	617	79.88	6.781	96.01
7.001 - 7.500	332	66,272,911.71	10.92	605	80.60	7.310	90.12
7.501 - 8.000	357	61,717,433.97	10.17	596	83.08	7.785	88.03
8.001 - 8.500	249	41,057,942.53	6.77	598	85.43	8.289	89.31
8.501 - 9.000	228	34,395,988.86	5.67	578	84.07	8.779	92.19
9.001 - 9.500	105	12,010,876.93	1.98	582	83.69	9.277	91.72
9.501 - 10.000	144	11,370,762.29	1.87	609	90.32	9.791	98.58
10.001 - 10.500	157	9,464,228.05	1.56	666	96.66	10.241	100.00
10.501 - 11.000	104	6,875,434.27	1.13	636	97.69	10.782	99.20
11.001 - 11.500	26	1,469,195.95	0.24	589	92.92	11.231	100.00
11.501 - 12.000	9	506,780.00	0.08	562	84.93	11.684	100.00
12.001 - 12.500	4	274,780.00	0.05	605	98.08	12.274	100.00
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%
Weighted Average: 7.033%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	794	$85,539,513.34	14.10%	646	82.06%	7.843%	96.33%
10.501 - 11.000	1	150,000.00	0.02	592	78.13	4.990	100.00
11.001 - 11.500	2	282,000.00	0.05	665	83.01	5.500	40.07
11.501 - 12.000	36	10,688,480.14	1.76	691	74.86	5.120	97.97
12.001 - 12.500	94	26,745,380.76	4.41	649	70.51	5.363	98.52
12.501 - 13.000	332	86,533,828.12	14.26	632	75.23	5.839	99.69
13.001 - 13.500	399	99,231,458.29	16.36	639	78.95	6.285	96.03
13.501 - 14.000	397	97,475,317.36	16.07	617	80.12	6.785	95.86
14.001 - 14.500	291	60,855,927.71	10.03	605	81.40	7.312	91.12
14.501 - 15.000	310	54,472,208.97	8.98	597	83.33	7.787	86.77
15.001 - 15.500	223	38,319,702.53	6.32	600	85.79	8.289	89.22
15.501 - 16.000	190	31,100,795.87	5.13	577	83.88	8.779	92.50
16.001 - 16.500	60	9,001,378.26	1.48	564	81.17	9.251	89.98
16.501 - 17.000	40	4,717,316.56	0.78	555	82.19	9.734	96.58
17.001 - 17.500	13	1,187,670.63	0.20	526	76.81	10.198	100.00
17.501 - 18.000	3	348,050.00	0.06	519	75.40	10.790	100.00
18.001 - 18.500	1	67,500.00	0.01	505	75.00	11.200	100.00
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%
Weighted Average: 13.894%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	794	$85,539,513.34	14.10%	646	82.06%	7.843%	96.33%
0.501 - 1.000	1	318,400.00	0.05	684	80.00	6.200	100.00
2.501 - 3.000	3	1,265,250.00	0.21	737	83.58	5.034	100.00
3.001 - 3.500	7	2,600,764.00	0.43	727	84.15	5.468	91.65
3.501 - 4.000	1	130,500.00	0.02	679	90.00	5.890	100.00
4.501 - 5.000	117	22,876,681.20	3.77	617	82.51	7.118	97.49
5.001 - 5.500	719	153,828,225.71	25.35	611	81.47	6.678	94.05
5.501 - 6.000	1,298	293,331,298.20	48.35	626	79.47	6.912	94.10
6.001 - 6.500	153	29,514,627.33	4.86	587	76.29	7.559	96.48
6.501 - 7.000	91	16,854,618.76	2.78	564	66.79	7.672	94.88
8.501 - 9.000	2	456,650.00	0.08	620	79.06	6.849	100.00
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%
Weighted Average: 5.580%

NEXT RATE ADJUSTMENT DATE OF THE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	794	$85,539,513.34	14.10%	646	82.06%	7.843%	96.33%
2005-03	11	3,996,514.00	0.66	729	84.16	5.344	94.57
2006-08	1	136,282.53	0.02	688	84.52	6.750	0.00
2006-09	8	1,900,871.28	0.31	660	85.01	6.589	86.71
2006-10	40	9,954,582.31	1.64	639	80.27	7.011	77.89
2006-11	209	53,313,610.75	8.79	636	79.04	6.616	90.42
2006-12	1,817	390,122,402.52	64.30	612	79.33	6.949	95.20
2007-01	226	42,911,948.00	7.07	624	83.03	7.271	96.38
2007-11	7	1,392,268.81	0.23	627	78.55	6.862	93.54
2007-12	66	16,448,450.00	2.71	634	77.79	6.050	95.23
2008-01	7	1,000,085.00	0.16	638	81.29	6.936	93.25
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	952	$175,176,294.11	28.87%	619	81.88%	7.477%	92.59%
7 - 12	119	26,138,885.93	4.31	636	80.63	7.325	94.41
13 - 24	1,740	343,961,132.58	56.69	618	79.55	6.837	95.74
25 - 36	375	61,440,215.92	10.13	642	76.67	6.743	94.80
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25 Yr 1 Month Libor –IO ARM	11	$3,996,514.00	0.66%	729	84.16%	5.344%	94.57%
2/28 ARM	1,981	408,901,253.35	67.40	610	79.26	7.031	93.34
2/28 ARM - 2Yr IO	320	89,438,444.04	14.74	644	81.51	6.530	99.16
3/27 ARM	56	12,305,983.80	2.03	624	76.41	6.219	92.34
3/27 ARM - 3 Yr IO	24	6,534,820.01	1.08	650	81.10	6.041	100.00
Fixed - 10 Year	1	55,000.00	0.01	660	55.56	5.990	100.00
Fixed - 15 Year	52	5,098,292.26	0.84	610	70.90	7.229	93.55
Fixed - 20 Year	173	7,946,132.67	1.31	646	93.49	9.330	100.00
Fixed - 25 Year	13	1,205,000.00	0.20	600	81.87	6.836	100.00
Fixed - 30 Year	555	71,235,088.41	11.74	649	81.61	7.740	96.05
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
AA	2,341	$445,146,467.98	73.37%	635	81.54%	6.962%	93.89%
A+	331	66,314,587.11	10.93	588	79.08	7.123	95.72
A-	226	40,420,963.28	6.66	582	75.66	7.230	97.06
B	175	33,218,189.83	5.48	572	72.57	7.409	99.03
C	98	17,210,336.34	2.84	570	66.82	7.661	96.94
C-	4	409,470.00	0.07	517	64.66	10.070	100.00
FICO	11	3,996,514.00	0.66	729	84.16	5.344	94.57
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
First Lien	2,783	$582,726,569.83	96.05%	620	79.16%	6.900%	94.46%
Second Lien	403	23,989,958.71	3.95	670	99.94	10.266	100.00
Total:	3,186	$606,716,528.54	100.00%	622	79.98%	7.033%	94.68%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

ABSC SERIES 2005-HE1
WMC COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	107	$2,129,709.00	0.32%	629	99.37%	10.871%	98.84%
25,001 - 50,000	375	14,273,668.00	2.17	646	96.40	10.202	93.88
50,001 - 75,000	419	26,234,554.40	4.00	644	92.65	9.359	94.51
75,001 - 100,000	327	28,527,782.00	4.35	637	88.92	8.613	94.18
100,001 - 125,000	274	30,880,465.00	4.71	631	84.80	7.803	94.55
125,001 - 150,000	250	34,398,144.00	5.24	628	83.80	7.450	93.46
150,001 - 175,000	215	34,881,404.00	5.31	625	81.77	7.102	94.49
175,001 - 200,000	226	42,510,977.00	6.48	631	79.84	7.018	95.24
200,001 - 250,000	366	82,772,762.00	12.61	638	79.61	6.641	92.69
250,001 - 300,000	284	77,961,755.00	11.88	641	81.99	6.631	94.75
300,001 - 400,000	338	117,310,608.00	17.87	635	82.45	6.639	96.68
400,001 - 500,000	166	73,932,504.00	11.26	644	82.54	6.559	95.98
500,001 - 600,000	96	52,540,332.00	8.01	650	81.94	6.418	96.83
600,001 - 700,000	33	21,502,060.00	3.28	646	80.37	6.465	100.00
700,001 or Greater	21	16,465,035.00	2.51	645	77.91	6.400	100.00
Total:	3,497	$656,321,759.40	100.00%	638	82.85%	7.032%	95.34%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	107	$2,129,640.21	0.32%	629	99.37%	10.871%	98.84%
25,001 - 50,000	376	14,322,872.05	2.18	646	96.42	10.199	93.55
50,001 - 75,000	418	26,180,816.22	3.99	644	92.63	9.359	94.69
75,001 - 100,000	327	28,524,857.26	4.35	637	88.92	8.613	94.18
100,001 - 125,000	274	30,878,083.30	4.71	631	84.80	7.803	94.55
125,001 - 150,000	250	34,395,429.25	5.24	628	83.80	7.450	93.46
150,001 - 175,000	215	34,878,988.98	5.31	625	81.77	7.102	94.49
175,001 - 200,000	226	42,507,412.25	6.48	631	79.84	7.018	95.24
200,001 - 250,000	366	82,767,527.37	12.61	638	79.61	6.641	92.69
250,001 - 300,000	284	77,958,731.09	11.88	641	81.99	6.631	94.75
300,001 - 400,000	338	117,303,789.58	17.87	635	82.45	6.639	96.68
400,001 - 500,000	166	73,926,749.53	11.26	644	82.54	6.559	95.98
500,001 - 600,000	96	52,537,230.36	8.01	650	81.94	6.418	96.83
600,001 - 700,000	33	21,501,234.00	3.28	646	80.37	6.465	100.00
700,001 or Greater	21	16,464,413.88	2.51	645	77.91	6.400	100.00
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
500	7	$751,600.00	0.11%	500	58.70%	7.629%	100.00%
501 - 525	126	25,358,753.12	3.86	513	77.97	7.957	99.02
526 - 550	135	25,735,901.10	3.92	539	79.55	7.706	99.48
551 - 575	206	39,601,126.02	6.03	563	81.51	7.348	97.80
576 - 600	415	70,875,847.84	10.80	589	83.08	7.199	97.39
601 - 625	533	100,147,038.39	15.26	613	83.44	6.998	95.16
626 - 650	638	117,460,898.48	17.90	639	82.48	6.967	96.35
651 - 675	597	116,381,616.90	17.73	663	82.92	6.862	96.51
676 - 700	371	69,510,450.30	10.59	686	85.09	6.963	91.46
701 - 725	238	47,413,574.25	7.22	712	83.86	6.751	91.12
726 - 750	114	22,608,658.91	3.44	739	83.76	6.521	93.07
751 - 775	89	15,394,805.48	2.35	761	83.29	6.801	92.40
776 - 800	22	4,116,980.50	0.63	785	84.94	6.738	78.81
801 - 825	6	920,524.04	0.14	803	82.14	6.867	45.08
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%

Weighted Average: 638

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
120	1	$50,000.00	0.01%	540	79.40%	8.775%	100.00%
121 - 180	1,045	67,224,361.25	10.24	661	97.80	9.966	98.02
181 - 240	10	1,430,968.09	0.22	635	76.01	6.824	92.00
241 - 300	1	139,500.00	0.02	629	90.00	6.750	100.00
301 - 360	2,440	587,432,945.99	89.51	636	81.15	6.697	95.05
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%
Weighted Average: 341

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
180 or Less	1,046	$67,274,361.25	10.25%	661	97.78%	9.965%	98.02%
181 - 348	11	1,570,468.09	0.24	634	77.26	6.817	92.71
349 - 360	2,440	587,432,945.99	89.51	636	81.15	6.697	95.05
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%
Weighted Average: 339

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Single Family	2,512	$469,137,344.81	71.48%	633	82.87%	7.043%	96.14%
PUD - Detached	293	57,628,289.49	8.78	638	83.12	7.037	94.75
Condo	327	56,867,435.16	8.67	653	82.76	6.910	95.72
2-4 Unit	217	51,247,811.69	7.81	662	82.68	7.014	89.36
PUD - Attached	124	18,220,114.48	2.78	651	83.85	7.174	93.23
Manufactured	24	3,176,779.70	0.48	630	73.93	6.989	89.97
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Primary	3,315	$625,725,256.26	95.34%	637	82.76%	7.026%	100.00%
Investment	106	18,479,756.91	2.82	659	83.64	7.111	0.00
Second Home	76	12,072,762.16	1.84	681	85.91	7.206	0.00
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Purchase	1,972	$333,699,303.87	50.85%	660	84.36%	7.086%	94.17%
Refinance – Cashout	1,072	229,811,051.28	35.02	617	81.48	6.957	96.46
Refinance – Rate/Term	453	92,767,420.18	14.14	611	80.80	7.023	96.83
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
50.00 or Less	48	$6,744,355.80	1.03%	610	41.92%	6.907%	97.88%
50.01 - 60.00	60	10,754,972.05	1.64	616	55.56	6.595	95.69
60.01 - 70.00	137	34,001,980.67	5.18	597	66.92	6.881	95.81
70.01 - 80.00	1,446	350,384,933.02	53.39	649	79.22	6.481	96.96
80.01 - 90.00	569	132,768,739.56	20.23	613	87.42	7.015	90.80
90.01 – 100.00	1,237	121,622,794.23	18.53	649	97.43	8.725	95.36
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%
Weighted Average: 82.85%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
California	1,489	$351,320,141.52	53.53%	644	82.00%	6.825%	96.65%
New York	181	45,539,714.19	6.94	642	83.01	6.903	95.60
New Jersey	129	26,049,308.28	3.97	635	83.14	7.131	94.75
Virginia	138	23,461,360.03	3.57	638	82.51	7.356	95.29
Florida	166	22,764,600.59	3.47	630	84.71	7.498	90.21
Texas	187	22,727,422.64	3.46	636	83.29	7.324	92.49
Illinois	142	22,583,927.48	3.44	629	85.20	7.399	93.92
Maryland	118	18,133,492.54	2.76	627	83.00	7.306	96.92
Arizona	100	13,490,538.85	2.06	636	85.19	7.225	84.71
Other	847	110,207,269.21	16.79	624	84.23	7.353	94.22
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%
Number of States Represented: 46 and District of Columbia

DOCUMENTATION LEVEL OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Full	1,699	$290,076,522.25	44.20%	623	83.51%	6.938%	96.24%
Streamlined	950	164,545,532.15	25.07	676	84.13	7.366	97.74
Stated	389	102,053,389.02	15.55	629	78.31	6.863	91.97
Limited	249	58,019,546.63	8.84	622	83.04	6.980	94.11
Lite	123	23,218,665.65	3.54	636	84.38	6.820	95.12
Full Alternative	87	18,364,119.63	2.80	634	83.48	6.888	82.57
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
5.000 or Less	20	$7,354,801.42	1.12%	677	81.47%	4.978%	100.00%
5.001 - 5.500	121	37,634,727.92	5.73	672	79.04	5.373	99.00
5.501 - 6.000	409	115,466,939.89	17.59	658	79.40	5.870	96.52
6.001 - 6.500	517	132,417,886.96	20.18	644	80.63	6.334	96.55
6.501 - 7.000	563	134,920,266.24	20.56	636	81.34	6.819	94.64
7.001 - 7.500	279	61,121,878.74	9.31	625	82.04	7.307	93.25
7.501 - 8.000	318	62,415,774.92	9.51	604	83.05	7.807	88.54
8.001 - 8.500	173	25,435,327.50	3.88	603	87.59	8.317	95.77
8.501 - 9.000	171	19,451,420.58	2.96	600	88.86	8.821	94.53
9.001 - 9.500	138	11,881,760.48	1.81	615	90.09	9.376	98.04
9.501 - 10.000	254	17,315,625.40	2.64	653	98.11	9.891	96.88
10.001 - 10.500	127	8,332,046.29	1.27	647	97.87	10.415	99.25
10.501 - 11.000	238	14,588,339.12	2.22	648	99.38	10.876	99.48
11.001 - 11.500	57	2,887,363.63	0.44	631	98.96	11.348	100.00
11.501 - 12.000	57	2,997,568.82	0.46	631	99.46	11.920	100.00
12.001 - 12.500	17	670,166.66	0.10	619	99.11	12.191	100.00
12.501 - 13.000	38	1,385,880.76	0.21	633	99.73	12.857	97.08
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%

Weighted Average: 7.032%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	1,414	$141,113,097.17	21.50%	647	87.70%	8.341%	96.39%
11.001 - 11.500	18	6,961,720.00	1.06	679	80.85	4.992	100.00
11.501 - 12.000	117	37,384,972.87	5.70	672	79.36	5.377	98.99
12.001 - 12.500	363	103,571,796.55	15.78	658	79.97	5.861	96.22
12.501 - 13.000	438	114,101,103.32	17.39	644	80.95	6.329	96.25
13.001 - 13.500	435	108,489,655.62	16.53	637	82.09	6.816	94.89
13.501 - 14.000	229	53,485,034.56	8.15	625	82.23	7.285	93.23
14.001 - 14.500	263	53,392,923.74	8.14	602	83.73	7.805	88.79
14.501 - 15.000	97	19,483,592.84	2.97	580	85.40	8.294	96.48
15.001 - 15.500	70	11,260,488.59	1.72	562	83.35	8.775	92.09
15.501 - 16.000	36	5,071,968.03	0.77	535	79.51	9.310	97.78
16.001 - 16.500	11	1,456,088.81	0.22	535	86.20	9.751	97.25
16.501 - 17.000	2	227,450.00	0.03	544	86.54	10.298	100.00
17.001 - 17.500	2	114,969.81	0.02	531	76.74	10.548	100.00
17.501 - 18.000	2	162,913.42	0.02	566	80.01	10.825	100.00
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%
Weighted Average: 13.175%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	1,414	$141,113,097.17	21.50%	647	87.70%	8.341%	96.39%
2.501 - 3.000	1	157,600.00	0.02	599	80.00	7.990	100.00
3.001 - 3.500	1	79,000.00	0.01	725	100.00	7.250	100.00
4.001 - 4.500	7	1,879,348.00	0.29	671	74.74	5.655	83.05
4.501 - 5.000	210	61,338,203.96	9.35	664	79.98	6.032	98.40
5.001 - 5.500	358	92,741,990.70	14.13	640	80.22	6.230	95.61
5.501 - 6.000	425	107,857,230.71	16.43	647	80.07	6.377	96.63
6.001 - 6.500	472	118,924,018.58	18.12	632	81.49	6.727	95.29
6.501 - 7.000	273	62,742,580.30	9.56	615	83.08	7.229	95.60
7.001 - 7.500	171	37,022,851.81	5.64	616	84.98	7.521	85.94
7.501 - 8.000	146	29,668,659.31	4.52	608	86.25	7.916	91.72
8.001 - 8.500	12	1,912,237.37	0.29	607	88.90	7.996	100.00
8.501 - 9.000	3	250,750.00	0.04	641	85.49	8.564	100.00
9.001 - 9.500	2	427,294.00	0.07	630	92.13	9.046	0.00
9.501 - 10.000	1	122,063.42	0.02	562	75.00	10.750	100.00
10.001 or More	1	40,850.00	0.01	579	95.00	11.050	100.00
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%
Weighted Average: 6.079%

NEXT RATE ADJUSTMENT DATE OF THE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	1,414	$141,113,097.17	21.50%	647	87.70%	8.341%	96.39%
2005-06	2	339,350.00	0.05	660	93.54	6.660	0.00
2006-06	2	198,849.17	0.03	630	80.92	6.883	100.00
2006-07	1	122,063.42	0.02	562	75.00	10.750	100.00
2006-08	7	1,178,368.42	0.18	641	80.34	6.927	95.80
2006-09	21	4,463,447.92	0.68	622	80.83	7.570	98.87
2006-10	77	18,945,533.98	2.89	632	81.46	6.924	96.27
2006-11	482	119,034,782.99	18.14	630	81.28	6.824	93.60
2006-12	1,285	317,970,788.46	48.45	636	81.66	6.639	95.35
2007-01	27	7,403,290.00	1.13	651	81.28	6.475	94.82
2007-07	1	84,799.86	0.01	633	100.00	8.700	100.00
2007-09	1	324,225.29	0.05	622	80.00	6.625	100.00
2007-10	4	1,078,831.88	0.16	600	88.24	7.747	100.00
2007-11	26	4,611,307.76	0.70	614	82.81	7.043	95.12
2007-12	47	10,117,080.00	1.54	642	82.73	6.486	96.76
2008-01	3	1,241,420.00	0.19	626	84.39	5.781	100.00
2008-02	1	208,000.00	0.03	647	80.00	6.175	100.00
2009-08	1	498,569.31	0.08	602	80.00	6.250	100.00
2009-10	1	122,000.00	0.02	649	37.50	6.375	100.00
2009-11	21	5,723,348.70	0.87	653	82.98	6.412	96.02
2009-12	73	21,498,621.00	3.28	657	79.40	6.056	96.60
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	1,079	$181,570,615.73	27.67%	639	84.27%	7.368%	93.46%
7 - 12	139	35,901,404.54	5.47	641	80.99	6.831	96.77
13 - 24	1,692	356,427,543.27	54.31	637	82.37	6.807	96.12
25 - 36	587	82,378,211.79	12.55	642	82.59	7.352	95.52
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
2/28 ARM	1,459	$332,453,467.12	50.66%	621	81.53%	6.920%	93.65%
2/28 ARM - 5Yr IO	439	135,954,646.64	20.72	669	81.56	6.185	98.17
3/27 ARM	80	16,463,526.74	2.51	627	82.63	6.644	96.64
3/27 ARM - 5Yr IO	2	401,200.00	0.06	589	90.09	8.252	100.00
5/25 ARM	32	8,554,516.66	1.30	640	80.64	6.202	94.95
5/25 ARM - 5Yr IO	69	20,997,971.00	3.20	659	80.10	6.116	97.49
6 Month Libor ARM	2	339,350.00	0.05	660	93.54	6.660	0.00
Balloon (30/15)	982	61,732,443.05	9.41	662	99.41	10.146	98.45
Fixed - 10 Year	1	50,000.00	0.01	540	79.40	8.775	100.00
Fixed - 15 Year	63	5,491,918.20	0.84	651	79.66	7.943	93.14
Fixed - 20 Year	10	1,430,968.09	0.22	635	76.01	6.824	92.00
Fixed - 25 Year	1	139,500.00	0.02	629	90.00	6.750	100.00
Fixed - 30 Year	357	72,268,267.83	11.01	636	78.54	6.862	94.95
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
AA	1,640	$321,326,256.14	48.96%	681	83.59%	6.822%	94.29%
A	963	170,190,752.51	25.93	625	83.56	7.038	94.92
A-	377	61,953,147.05	9.44	594	83.31	7.216	97.10
B+	223	47,665,097.89	7.26	568	80.53	7.274	97.33
B	257	47,960,355.12	7.31	537	78.19	7.818	99.12
C	37	7,182,166.62	1.09	547	75.50	7.834	98.88
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
First Lien	2,488	$593,014,417.68	90.36%	636	81.08%	6.699%	95.01%
Second Lien	1,009	63,263,357.65	9.64	662	99.39	10.156	98.49
Total:	3,497	$656,277,775.33	100.00%	638	82.85%	7.032%	95.34%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

ABSC SERIES 2005-HE1
GROUP I COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	39	$1,761,818.00	0.25%	602	68.80%	8.039%	79.50%
50,001 - 75,000	205	13,138,713.40	1.88	591	79.26	7.957	88.83
75,001 - 100,000	342	30,464,478.00	4.36	603	80.32	7.629	92.74
100,001 - 125,000	421	47,669,246.00	6.83	611	79.47	7.222	95.05
125,001 - 150,000	372	51,188,162.59	7.33	616	80.16	7.129	92.52
150,001 - 175,000	394	63,975,168.00	9.17	612	80.18	7.129	96.46
175,001 - 200,000	373	69,909,810.40	10.02	621	78.72	6.935	96.30
200,001 - 250,000	634	143,058,339.00	20.50	629	78.42	6.738	93.22
250,001 - 300,000	472	129,680,537.00	18.58	633	80.88	6.780	93.69
300,001 - 400,000	402	133,317,565.00	19.10	639	80.86	6.554	95.45
400,001 - 500,000	25	10,987,665.00	1.57	644	82.72	6.829	96.28
500,001 - 600,000	5	2,830,250.00	0.41	707	81.99	6.697	80.48
Total:	3,684	$697,981,752.39	100.00%	626	79.89%	6.894%	94.27%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	39	$1,761,527.27	0.25%	602	68.80%	8.039%	79.50%
50,001 - 75,000	205	13,137,858.93	1.88	591	79.26	7.957	88.83
75,001 - 100,000	342	30,462,000.01	4.36	603	80.32	7.629	92.74
100,001 - 125,000	421	47,666,835.27	6.83	611	79.47	7.222	95.05
125,001 - 150,000	373	51,333,214.66	7.36	616	80.11	7.125	92.54
150,001 - 175,000	393	63,817,545.82	9.14	612	80.22	7.131	96.46
175,001 - 200,000	373	69,904,594.64	10.02	621	78.72	6.935	96.30
200,001 - 250,000	634	143,051,363.31	20.50	629	78.42	6.738	93.22
250,001 - 300,000	472	129,674,527.40	18.58	633	80.88	6.780	93.69
300,001 - 400,000	402	133,307,184.62	19.10	639	80.86	6.554	95.45
400,001 - 500,000	25	10,985,702.83	1.57	644	82.72	6.829	96.28
500,001 - 600,000	5	2,829,778.77	0.41	707	81.99	6.697	80.48
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
500	7	$865,600.00	0.12%	500	66.07%	8.209%	100.00%
501 - 525	230	35,101,360.07	5.03	514	75.71	8.390	98.44
526 - 550	343	57,378,388.98	8.22	539	77.14	7.848	99.20
551 - 575	422	74,181,861.81	10.63	562	79.01	7.209	98.84
576 - 600	463	82,978,872.18	11.89	588	78.93	6.957	97.00
601 - 625	444	81,953,519.71	11.74	613	81.03	6.792	93.96
626 - 650	613	122,555,262.89	17.56	638	80.35	6.600	96.45
651 - 675	481	99,350,940.19	14.24	663	80.17	6.569	93.29
676 - 700	306	60,597,843.07	8.68	686	82.13	6.498	89.86
701 - 725	167	37,282,432.74	5.34	712	81.85	6.516	83.25
726 - 750	107	24,539,501.72	3.52	737	81.03	6.312	88.44
751 - 775	72	14,920,524.52	2.14	761	82.41	6.489	83.76
776 - 800	22	4,875,091.37	0.70	787	81.27	6.538	71.10
801 - 825	7	1,350,934.28	0.19	806	82.18	6.881	56.63
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%
Weighted Average: 626

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
180	57	$6,074,024.49	0.87%	627	74.48%	7.135%	94.74%
181 - 240	20	2,828,287.06	0.41	624	75.68	6.676	100.00
241 - 300	19	2,598,280.00	0.37	667	83.22	6.206	91.65
301 - 360	3,588	686,431,541.98	98.35	626	79.94	6.896	94.25
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%
Weighted Average: 358

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
180 or Less	57	$6,074,024.49	0.87%	627	74.48%	7.135%	94.74%
181 - 348	39	5,426,567.06	0.78	644	79.29	6.451	96.00
349 - 360	3,588	686,431,541.98	98.35	626	79.94	6.896	94.25
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%
Weighted Average: 356

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Single Family	2,747	$499,194,734.50	71.52%	618	79.61%	6.929%	95.96%
2-4 Unit	271	71,052,453.56	10.18	652	80.15	6.919	81.95
Condo	306	59,378,695.08	8.51	650	80.61	6.584	94.46
PUD - Detached	255	48,260,735.66	6.91	627	81.01	6.917	94.58
PUD - Attached	105	20,045,514.73	2.87	637	81.22	6.812	94.66
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Primary	3,458	$657,957,098.68	94.27%	623	79.71%	6.871%	100.00%
Investment	173	30,270,880.92	4.34	671	82.52	7.376	0.00
Second Home	53	9,704,153.93	1.39	677	84.16	6.985	0.00
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Refinance – Cashout	1,864	$353,736,058.21	50.68%	606	77.62%	6.906%	95.97%
Purchase	1,379	265,732,157.14	38.07	657	82.79	6.853	91.32
Refinance – Rate/Term	441	78,463,918.18	11.24	610	80.31	6.981	96.61
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
50.00 or Less	97	$13,863,880.29	1.99%	608	42.65%	6.719%	93.82%
50.01 - 60.00	149	27,220,558.23	3.90	610	55.95	6.481	96.57
60.01 - 70.00	325	64,094,729.59	9.18	594	66.48	6.779	96.22
70.01 - 80.00	1,769	342,422,482.15	49.06	638	78.66	6.671	96.44
80.01 - 90.00	992	184,025,168.51	26.37	611	87.55	7.207	88.87
90.01 - 100.00	352	66,305,314.76	9.50	645	95.56	7.499	95.35
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%
Weighted Average: 79.89%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
California	1,130	$268,389,658.36	38.45%	636	76.95%	6.493%	94.84%
New York	199	49,642,731.90	7.11	633	80.28	6.867	94.12
Florida	296	44,749,278.83	6.41	616	81.85	7.374	92.97
New Jersey	173	38,020,934.83	5.45	618	79.77	7.045	94.51
Illinois	190	33,384,143.40	4.78	623	83.71	7.226	95.29
Texas	225	25,611,897.54	3.67	610	79.84	7.504	94.02
Massachusetts	90	22,117,104.91	3.17	626	80.59	7.030	89.91
Virginia	102	19,746,382.18	2.83	625	80.63	6.935	94.40
Maryland	98	18,824,459.00	2.70	619	79.69	6.841	96.71
Nevada	79	15,857,009.79	2.27	623	76.66	6.764	90.32
Washington	79	14,168,531.58	2.03	620	82.98	6.788	96.09
Other	1,023	147,420,001.21	21.12	614	83.57	7.275	94.02
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%

Number of States Represented: 50 and District of Columbia

DOCUMENTATION LEVEL OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Full	1,959	$345,724,947.76	49.54%	613	80.88%	6.775%	95.03%
Stated	1,077	215,437,347.09	30.87	628	77.42	7.213	92.75
Streamlined	385	85,368,884.29	12.23	676	80.64	6.673	98.35
Limited	160	30,824,891.70	4.42	615	83.05	6.864	88.82
Lite	63	12,734,626.67	1.82	631	81.67	6.440	91.36
Full Alternative	40	7,841,436.02	1.12	632	80.69	6.675	84.45
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

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CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
5.000 or Less	26	$5,586,175.84	0.80%	672	75.33%	4.972%	100.00%
5.001 - 5.500	141	33,034,539.08	4.73	662	74.14	5.377	97.94
5.501 - 6.000	545	120,608,846.96	17.28	652	76.42	5.863	97.09
6.001 - 6.500	677	141,631,815.73	20.29	646	79.16	6.310	95.97
6.501 - 7.000	713	140,547,760.95	20.14	630	80.09	6.801	95.01
7.001 - 7.500	428	77,877,316.14	11.16	614	81.18	7.316	91.17
7.501 - 8.000	515	83,956,878.37	12.03	598	82.95	7.786	88.54
8.001 - 8.500	263	42,124,542.49	6.04	592	85.12	8.292	92.28
8.501 - 9.000	214	33,442,166.50	4.79	571	83.50	8.782	93.68
9.001 - 9.500	79	10,435,450.18	1.50	552	80.14	9.269	90.52
9.501 - 10.000	58	6,436,902.82	0.92	545	82.90	9.721	96.81
10.001 - 10.500	13	1,233,538.47	0.18	533	75.15	10.226	100.00
10.501 - 11.000	6	608,450.00	0.09	520	77.37	10.809	100.00
11.001 - 11.500	4	235,550.00	0.03	525	71.76	11.217	100.00
11.501 - 12.000	2	172,200.00	0.02	509	69.79	11.770	100.00
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%

Weighted Average: 6.894%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	622	$99,479,793.40	14.25%	634	77.07%	6.941%	94.50%
10.501 - 11.000	1	150,000.00	0.02	592	78.13	4.990	100.00
11.001 - 11.500	11	2,647,720.00	0.38	695	80.66	5.025	93.62
11.501 - 12.000	93	22,123,316.42	3.17	674	77.93	5.352	97.69
12.001 - 12.500	304	69,193,701.57	9.91	656	77.39	5.761	95.44
12.501 - 13.000	511	110,966,802.94	15.90	642	77.95	6.128	96.97
13.001 - 13.500	565	118,383,396.17	16.96	639	80.18	6.568	95.44
13.501 - 14.000	423	83,012,722.48	11.89	619	80.17	6.988	94.37
14.001 - 14.500	391	68,400,716.29	9.80	601	82.77	7.547	90.45
14.501 - 15.000	309	51,432,728.24	7.37	592	83.57	7.889	89.68
15.001 - 15.500	200	33,410,882.86	4.79	591	84.75	8.362	91.49
15.501 - 16.000	158	26,131,590.09	3.74	571	83.23	8.838	93.93
16.001 - 16.500	51	7,523,557.07	1.08	559	82.54	9.319	89.44
16.501 - 17.000	32	3,752,916.56	0.54	539	80.55	9.709	95.70
17.001 - 17.500	10	974,239.44	0.14	520	76.18	10.220	100.00
17.501 - 18.000	3	348,050.00	0.05	519	75.40	10.790	100.00
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%

Weighted Average: 13.639%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	622	$99,479,793.40	14.25%	634	77.07%	6.941%	94.50%
0.501 - 1.000	1	318,400.00	0.05	684	80.00	6.200	100.00
2.501 - 3.000	1	157,600.00	0.02	599	80.00	7.990	100.00
3.001 - 3.500	4	1,123,280.00	0.16	742	83.03	5.499	80.67
3.501 - 4.000	1	130,500.00	0.02	679	90.00	5.890	100.00
4.001 - 4.500	5	975,901.00	0.14	657	73.63	5.895	67.36
4.501 - 5.000	210	43,191,724.63	6.19	651	79.88	6.444	97.10
5.001 - 5.500	737	142,414,653.88	20.41	619	81.23	6.641	95.01
5.501 - 6.000	1,170	231,398,922.22	33.15	629	79.68	6.869	94.09
6.001 - 6.500	461	91,730,344.59	13.14	621	80.17	7.014	94.14
6.501 - 7.000	279	54,050,214.93	7.74	604	79.43	7.314	95.30
7.001 - 7.500	127	21,335,916.86	3.06	617	83.66	7.537	87.52
7.501 - 8.000	66	11,624,882.02	1.67	614	85.02	7.940	88.29
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%

Weighted Average: 5.830%

NEXT RATE ADJUSTMENT DATE OF THE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	622	$99,479,793.40	14.25%	634	77.07%	6.941%	94.50%
2005-03	5	1,253,780.00	0.18	736	83.75	5.540	82.69
2005-06	2	339,350.00	0.05	660	93.54	6.660	0.00
2006-06	2	198,849.17	0.03	630	80.92	6.883	100.00
2006-08	6	1,211,312.71	0.17	648	80.51	6.873	88.75
2006-09	20	3,998,881.30	0.57	608	80.78	7.415	93.68
2006-10	69	13,979,500.13	2.00	639	82.68	7.063	86.16
2006-11	488	98,815,512.71	14.16	629	79.81	6.814	93.13
2006-12	2,118	409,660,555.79	58.70	620	80.22	6.914	94.83
2007-01	183	34,164,861.00	4.90	632	82.90	7.242	94.51
2007-09	1	324,225.29	0.05	622	80.00	6.625	100.00
2007-10	3	478,596.47	0.07	646	84.78	6.816	100.00
2007-11	22	3,669,876.56	0.53	619	81.65	6.953	91.42
2007-12	79	15,807,230.00	2.26	629	78.27	6.269	95.27
2008-01	4	391,215.00	0.06	630	84.45	7.958	82.75
2008-02	1	208,000.00	0.03	647	80.00	6.175	100.00
2009-10	1	122,000.00	0.02	649	37.50	6.375	100.00
2009-11	14	3,242,400.00	0.46	656	83.06	6.342	92.97
2009-12	44	10,586,194.00	1.52	666	80.51	6.150	95.92
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	1,095	$203,262,491.65	29.12%	622	81.40%	7.235%	92.83%
7 - 12	136	30,436,683.06	4.36	644	79.30	6.816	93.40
13 - 24	1,957	381,238,899.76	54.62	624	79.71	6.751	95.09
25 - 36	496	82,994,059.06	11.89	637	77.23	6.746	94.40
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25 Yr 1 Month Libor – IO ARM	5	$1,253,780.00	0.18%	736	83.75%	5.540%	82.69%
2/28 ARM	2,551	483,552,184.59	69.28	614	80.22	7.028	93.76
2/28 ARM - 2Yr IO	105	24,313,582.00	3.48	675	81.71	6.463	99.26
2/28 ARM - 5Yr IO	228	54,017,825.62	7.74	681	81.30	6.198	96.65
3/27 ARM	101	18,735,475.27	2.68	619	78.78	6.486	93.97
3/27 ARM - 3 Yr IO	10	2,331,150.00	0.33	681	80.73	5.963	100.00
5/25 ARM	23	4,477,548.65	0.64	647	83.09	6.409	90.35
5/25 ARM - 5Yr IO	37	9,431,444.00	1.35	671	79.22	6.098	97.58
6 Month Libor ARM	2	339,350.00	0.05	660	93.54	6.660	0.00
Fixed - 15 Year	57	6,074,024.49	0.87	627	74.48	7.135	94.74
Fixed - 20 Year	20	2,828,287.06	0.41	624	75.68	6.676	100.00
Fixed - 25 Year	14	1,344,500.00	0.19	603	82.72	6.827	100.00
Fixed - 30 Year	531	89,232,981.85	12.79	635	77.21	6.938	94.23
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

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CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
AA	2,097	$411,185,513.22	58.91%	652	80.72%	6.716%	92.85%
A+	219	41,738,567.59	5.98	585	80.55	7.237	96.34
A	442	82,835,197.43	11.87	626	81.37	6.674	94.41
A-	335	58,465,867.69	8.38	585	78.18	7.073	96.48
B	324	55,432,542.04	7.94	549	75.54	7.713	98.66
B+	168	31,111,108.22	4.46	569	81.03	7.220	97.16
C	92	15,763,057.34	2.26	565	67.85	7.669	96.66
C-	2	146,500.00	0.02	515	71.98	11.682	100.00
FICO	5	1,253,780.00	0.18	736	83.75	5.540	82.69
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
First Lien	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.894%	94.27%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

ABSC SERIES 2005-HE1
GROUP II COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	124	$2,520,989.00	0.45%	637	99.47%	10.749%	99.02%
25,001 - 50,000	509	19,357,035.80	3.43	649	97.77	10.309	96.58
50,001 - 75,000	547	33,947,923.40	6.01	651	94.16	9.680	96.82
75,001 - 100,000	324	27,971,083.91	4.95	647	93.28	9.324	96.66
100,001 - 125,000	209	23,441,963.20	4.15	632	86.70	8.472	95.19
125,001 - 150,000	148	20,338,447.00	3.60	631	85.71	7.985	93.81
150,001 - 175,000	99	16,099,429.00	2.85	609	80.00	7.196	95.15
175,001 - 200,000	80	15,133,416.00	2.68	620	83.24	7.379	97.58
200,001 - 250,000	91	20,404,300.00	3.61	605	77.94	6.984	94.74
250,001 - 300,000	81	22,231,497.00	3.93	626	82.15	6.779	93.70
300,001 - 400,000	279	102,757,628.00	18.18	625	81.65	6.668	96.29
400,001 - 500,000	290	130,021,791.00	23.01	642	81.64	6.469	95.52
500,001 - 600,000	143	78,477,068.00	13.89	645	81.11	6.515	95.06
600,001 - 700,000	47	30,613,711.00	5.42	637	78.84	6.426	97.88
700,001 or Greater	28	21,781,535.00	3.85	647	76.59	6.366	100.00
Total:	2,999	$565,097,817.31	100.00%	636	83.42%	7.204%	95.95%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	124	$2,520,891.27	0.45%	637	99.47%	10.749%	99.02%
25,001 - 50,000	510	19,405,769.44	3.43	649	97.78	10.306	96.33
50,001 - 75,000	546	33,893,816.19	6.00	651	94.15	9.680	96.96
75,001 - 100,000	324	27,968,539.38	4.95	647	93.28	9.324	96.66
100,001 - 125,000	209	23,439,247.63	4.15	632	86.70	8.472	95.19
125,001 - 150,000	148	20,337,956.04	3.60	631	85.71	7.985	93.81
150,001 - 175,000	99	16,098,949.03	2.85	609	80.00	7.196	95.15
175,001 - 200,000	80	15,132,925.81	2.68	620	83.24	7.379	97.58
200,001 - 250,000	91	20,404,027.72	3.61	605	77.94	6.984	94.74
250,001 - 300,000	81	22,230,826.95	3.93	626	82.15	6.779	93.70
300,001 - 400,000	279	102,753,147.80	18.18	625	81.65	6.668	96.29
400,001 - 500,000	290	130,012,610.33	23.01	642	81.64	6.469	95.52
500,001 - 600,000	143	78,471,094.83	13.89	645	81.11	6.515	95.06
600,001 - 700,000	47	30,612,264.79	5.42	637	78.84	6.426	97.88
700,001 or Greater	28	21,780,103.13	3.85	647	76.59	6.366	100.00
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
500	4	$332,000.00	0.06%	500	61.26%	8.075%	100.00%
501 - 525	74	16,907,374.89	2.99	514	75.9	7.891	97.63
526 - 550	115	23,728,104.18	4.20	539	78.85	7.762	97.91
551 - 575	146	31,766,636.71	5.62	563	79.59	7.289	98.11
576 - 600	406	76,312,795.11	13.51	588	80.84	7.177	98.91
601 - 625	518	107,321,987.73	18.99	612	82.72	7.027	97.18
626 - 650	497	83,528,634.41	14.78	639	85.34	7.328	96.55
651 - 675	499	91,533,619.57	16.20	663	85.34	7.138	97.27
676 - 700	315	61,019,714.40	10.80	687	85.34	7.122	90.16
701 - 725	212	36,388,586.48	6.44	712	85.88	7.074	91.59
726 - 750	103	17,822,787.22	3.15	738	88.35	7.171	92.92
751 - 775	77	13,973,381.48	2.47	763	82.42	7.092	92.41
776 - 800	27	3,624,129.40	0.64	785	89.34	7.417	82.78
801 - 825	6	802,418.76	0.14	804	80.93	7.037	84.62
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%
Weighted Average: 636

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
120	2	$105,000.00	0.02%	603	66.91%	7.316%	100.00%
121 - 180	1,040	66,248,629.02	11.72	660	97.86	10.015	97.98
181 - 240	163	6,548,813.70	1.16	653	97.37	9.928	98.25
241 - 300	6	2,742,734.00	0.49	725	84.34	5.255	100.00
301 - 360	1,788	489,416,993.62	86.61	632	81.28	6.798	95.62
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%
Weighted Average: 337

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
180 or Less	1,042	$66,353,629.02	11.74%	660	97.81%	10.011%	97.98%
181 - 348	169	9,291,547.70	1.64	675	93.52	8.549	98.77
349 - 360	1,788	489,416,993.62	86.61	632	81.28	6.798	95.62
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%
Weighted Average: 335

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Single Family	2,196	$419,428,248.94	74.23%	633	83.11%	7.143%	96.67%
PUD - Detached	307	69,340,620.82	12.27	630	84.11	7.180	97.58
Condo	225	34,823,468.60	6.16	651	83.87	7.425	95.95
2-4 Unit	165	29,191,418.11	5.17	668	85.37	7.636	82.66
PUD - Attached	81	8,989,134.17	1.59	656	88.16	8.019	95.30
Manufactured	25	3,289,279.70	0.58	627	73.97	7.049	90.31
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Primary	2,885	$542,189,799.76	95.95%	635	83.46%	7.195%	100.00%
Investment	74	15,263,156.73	2.70	668	82.81	7.323	0.00
Second Home	40	7,609,213.85	1.35	672	82.05	7.557	0.00
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Refinance – Cashout	1,055	$259,261,260.59	45.88%	618	79.55%	6.843%	96.13%
Purchase	1,737	258,799,655.35	45.80	658	87.47	7.596	95.46
Refinance – Rate/Term	207	47,001,254.40	8.32	614	82.49	7.031	97.65
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
50.00 or Less	46	$6,456,025.21	1.14%	596	41.60%	6.708%	91.93%
50.01 - 60.00	61	14,004,208.17	2.48	624	55.93	6.484	90.67
60.01 - 70.00	167	48,325,310.66	8.55	605	66.82	6.674	94.16
70.01 - 80.00	690	226,042,833.97	40.00	642	78.52	6.394	98.46
80.01 - 90.00	462	133,655,503.90	23.65	622	87.71	6.930	91.31
90.01 - 100.00	1,573	136,578,288.43	24.17	654	97.99	9.097	97.71
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%
Weighted Average: 83.42%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
California	1,352	$331,775,569.39	58.71%	642	82.33%	6.945%	96.84%
New York	136	34,673,193.96	6.14	643	83.43	7.219	96.62
New Jersey	102	19,326,209.63	3.42	629	85.62	7.534	93.64
Illinois	99	15,684,459.24	2.78	624	85.58	7.564	92.95
Texas	127	14,648,797.14	2.59	640	84.83	7.518	92.65
Florida	125	14,380,674.70	2.54	630	84.84	7.652	92.49
Virginia	75	12,598,625.85	2.23	642	84.38	7.710	98.96
Arizona	101	12,565,450.91	2.22	620	85.54	7.690	88.87
Washington	79	12,005,748.59	2.12	620	86.45	7.554	97.90
Nevada	61	11,765,007.96	2.08	635	86.01	7.487	92.55
Other	742	85,638,432.97	15.16	619	85.02	7.696	95.25
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%

Number of States Represented: 49 and District of Columbia

DOCUMENTATION LEVEL OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Full	1,390	$235,409,420.31	41.66%	621	84.22%	7.007%	97.27%
Stated	709	170,630,779.82	30.20	643	80.07	7.130	94.02
Streamlined	565	79,176,647.86	14.01	677	87.90	8.114	97.09
Limited	228	58,838,599.76	10.41	620	82.75	6.995	96.71
Full Alternative	47	10,522,683.61	1.86	636	85.56	7.048	81.17
Lite	60	10,484,038.98	1.86	643	87.68	7.283	99.70
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
5.000 or Less	21	$9,048,341.72	1.60%	676	76.39%	4.983%	100.00%
5.001 - 5.500	82	33,903,133.60	6.00	667	77.50	5.355	98.59
5.501 - 6.000	291	102,728,032.96	18.18	650	77.94	5.868	98.62
6.001 - 6.500	305	101,946,495.52	18.04	638	80.26	6.312	97.04
6.501 - 7.000	300	100,059,674.05	17.71	626	81.56	6.803	95.57
7.001 - 7.500	183	49,517,474.31	8.76	617	81.47	7.297	92.34
7.501 - 8.000	160	40,176,330.52	7.11	605	83.31	7.816	87.78
8.001 - 8.500	159	24,368,727.54	4.31	614	88.22	8.314	90.92
8.501 - 9.000	185	20,405,242.94	3.61	611	89.57	8.816	91.98
9.001 - 9.500	164	13,457,187.23	2.38	634	92.09	9.370	98.23
9.501 - 10.000	340	22,249,484.87	3.94	662	98.53	9.889	97.77
10.001 - 10.500	271	16,562,735.87	2.93	666	98.87	10.330	99.62
10.501 - 11.000	336	20,855,323.39	3.69	647	99.47	10.847	99.37
11.001 - 11.500	79	4,121,009.58	0.73	622	98.36	11.314	100.00
11.501 - 12.000	64	3,332,148.82	0.59	626	98.78	11.891	100.00
12.001 - 12.500	21	944,946.66	0.17	615	98.81	12.215	100.00
12.501 - 13.000	38	1,385,880.76	0.25	633	99.73	12.857	97.08
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%

Weighted Average: 7.204%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	1,586	$127,172,817.11	22.51%	657	92.22%	9.102%	97.82%
11.001 - 11.500	9	4,596,000.00	0.81	669	81.09	5.004	100.00
11.501 - 12.000	60	25,950,136.59	4.59	678	78.73	5.293	99.68
12.001 - 12.500	153	61,123,475.74	10.82	656	78.75	5.756	98.10
12.501 - 13.000	259	89,668,128.50	15.87	634	79.14	6.105	98.68
13.001 - 13.500	269	89,337,717.74	15.81	636	81.14	6.555	95.44
13.501 - 14.000	203	67,947,629.44	12.02	620	81.71	6.930	95.62
14.001 - 14.500	163	45,848,135.16	8.11	607	82.07	7.536	89.40
14.501 - 15.000	98	22,523,073.57	3.99	594	84.59	7.993	88.53
15.001 - 15.500	93	16,169,308.26	2.86	594	86.24	8.476	86.53
15.501 - 16.000	68	10,041,173.81	1.78	572	83.36	8.895	91.45
16.001 - 16.500	20	2,933,910.00	0.52	562	80.15	9.326	94.96
16.501 - 17.000	10	1,191,850.00	0.21	606	88.16	9.920	100.00
17.001 - 17.500	5	328,401.00	0.06	545	78.65	10.254	100.00
17.501 - 18.000	2	162,913.42	0.03	566	80.01	10.825	100.00
18.001 - 18.500	1	67,500.00	0.01	505	75.00	11.200	100.00
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%

Weighted Average: 13.397%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	1,586	$127,172,817.11	22.51%	657	92.22%	9.102%	97.82%
2.501 - 3.000	3	1,265,250.00	0.22	737	83.58	5.034	100.00
3.001 - 3.500	4	1,556,484.00	0.28	716	85.76	5.535	100.00
4.001 - 4.500	2	903,447.00	0.16	686	75.93	5.397	100.00
4.501 - 5.000	117	41,023,160.53	7.26	652	81.49	6.203	99.26
5.001 - 5.500	340	104,155,562.53	18.43	626	80.69	6.329	94.13
5.501 - 6.000	553	169,789,606.69	30.05	635	79.56	6.631	95.72
6.001 - 6.500	164	56,708,301.32	10.04	625	80.91	6.696	97.77
6.501 - 7.000	85	25,546,984.13	4.52	605	80.06	7.341	95.76
7.001 - 7.500	44	15,686,934.95	2.78	615	86.77	7.499	83.80
7.501 - 8.000	80	18,043,777.29	3.19	604	87.04	7.901	93.93
8.001 - 8.500	12	1,912,237.37	0.34	607	88.90	7.996	100.00
8.501 - 9.000	5	707,400.00	0.13	628	81.34	7.457	100.00
9.001 - 9.500	2	427,294.00	0.08	630	92.13	9.046	0.00
9.501 - 10.000	1	122,063.42	0.02	562	75.00	10.750	100.00
10.001 or More	1	40,850.00	0.01	579	95.00	11.050	100.00
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%

Weighted Average: 5.826%

NEXT RATE ADJUSTMENT DATE OF THE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	1,586	$127,172,817.11	22.51%	657	92.22%	9.102%	97.82%
2005-03	6	2,742,734.00	0.49	725	84.34	5.255	100.00
2006-07	1	122,063.42	0.02	562	75.00	10.750	100.00
2006-08	2	103,338.24	0.02	624	83.85	7.332	52.16
2006-09	9	2,365,437.90	0.42	676	84.28	7.044	97.87
2006-10	48	14,920,616.16	2.64	631	79.53	6.852	93.48
2006-11	203	73,532,881.03	13.01	635	81.62	6.686	91.93
2006-12	984	298,432,635.19	52.81	627	80.60	6.667	95.85
2007-01	70	16,150,377.00	2.86	618	82.51	6.967	99.63
2007-07	1	84,799.86	0.02	633	100.00	8.700	100.00
2007-10	1	600,235.41	0.11	564	91.00	8.490	100.00
2007-11	11	2,333,700.01	0.41	614	82.09	7.076	100.00
2007-12	34	10,758,300.00	1.90	648	81.73	6.138	96.60
2008-01	6	1,850,290.00	0.33	632	82.70	5.945	100.00
2009-08	1	498,569.31	0.09	602	80.00	6.250	100.00
2009-11	7	2,480,948.70	0.44	650	82.88	6.503	100.00
2009-12	29	10,912,427.00	1.93	650	78.33	5.965	97.27
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	936	$153,484,418.19	27.16%	639	85.35%	7.669%	93.31%
7 - 12	122	31,603,607.41	5.59	635	82.33	7.254	98.07
13 - 24	1,475	319,149,776.09	56.48	632	82.51	6.906	96.94
25 - 36	466	60,824,368.65	10.76	649	83.91	7.564	96.33
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25 Yr 1 Month Libor IO ARM	6	$2,742,734.00	0.49%	725	84.34%	5.255%	100.00%
2/28 ARM	889	257,802,535.88	45.62	617	80.38	6.893	92.94
2/28 ARM - 2Yr IO	215	65,124,862.04	11.53	633	81.43	6.555	99.13
2/28 ARM - 5Yr IO	211	81,936,821.02	14.50	660	81.73	6.177	99.17
3/27 ARM	35	10,034,035.27	1.78	638	82.18	6.416	96.36
3/27 ARM - 3 Yr IO	14	4,203,670.01	0.74	633	81.30	6.083	100.00
3/27 ARM - 5Yr IO	2	401,200.00	0.07	589	90.09	8.252	100.00
5/25 ARM	9	4,076,968.01	0.72	633	77.96	5.975	100.00
5/25 ARM - 5Yr IO	32	11,566,527.00	2.05	650	80.81	6.130	97.42
Balloon (30/15)	982	61,732,443.05	10.92	662	99.41	10.146	98.45
Fixed - 10 Year	2	105,000.00	0.02	603	66.91	7.316	100.00
Fixed - 15 Year	58	4,516,185.97	0.80	637	76.74	8.224	91.46
Fixed - 20 Year	163	6,548,813.70	1.16	653	97.37	9.928	98.25
Fixed - 30 Year	381	54,270,374.39	9.60	654	84.77	7.890	97.58
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
AA	1,884	$355,287,210.90	62.88%	657	84.34%	7.120%	95.45%
A+	112	24,576,019.52	4.35	593	76.58	6.927	94.68
A	521	87,355,555.08	15.46	623	85.63	7.383	95.41
A-	268	43,908,242.64	7.77	594	83.09	7.420	97.88
B+	55	16,553,989.67	2.93	567	79.59	7.377	97.66
B	108	25,746,002.91	4.56	556	76.64	7.518	100.00
C	43	8,629,445.62	1.53	559	72.18	7.790	99.07
C-	2	262,970.00	0.05	518	60.58	9.173	100.00
FICO	6	2,742,734.00	0.49	725	84.34	5.255	100.00
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
First Lien	1,587	$477,808,853.98	84.56%	631	80.48%	6.659%	95.41%
Second Lien	1,412	87,253,316.36	15.44	664	99.54	10.186	98.91
Total:	2,999	$565,062,170.34	100.00%	636	83.42%	7.204%	95.95%